UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST PACTRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

_____, 2010

Dear Fellow Shareholder:

We are writing to seek your approval to complete our recent capital raise that will permit us to significantly increase our common equity and pursue our growth-oriented business plan. On July 27, 2010, we announced that we have entered into subscription agreements to raise approximately $60 million in the aggregate through a private placement to selected institutional and other accredited investors of approximately 4,500,000 newly issued shares of our common stock (which we refer to as our “voting common stock”) and approximately 920,000 shares of newly designated non-voting common stock (which we refer to as our “non-voting common stock”, and together with the voting common stock, the “common stock”), at a price of $11.00 per share, which represents a 37.5% premium to the closing price of our common stock of $8.00 per share on July 26, 2010, the date immediately prior to the date of the public announcement of the private placement. The closing price of our common stock on [__], 2010, the latest practicable trading date before the distribution of this document, was $[__] per share.

The primary purpose of the capital raise through the private placement is to redeem the preferred stock we issued to the U.S. Treasury under the TARP Capital Purchase Program (which we refer to as the “TARP redemption”), and to pursue organic growth and strategic opportunities throughout our region.  As described in the accompanying proxy statement, we plan to implement several significant senior management changes if the private placement is completed, including the appointment of Gregory Mitchell as Chief Executive Officer or President of our holding company, subject to regulatory review.  Mr. Mitchell is currently a consultant to our company and previously served as Chief Executive Officer and President of California National Bank, a Managing Director of Hovde Financial, an affiliate of Hovde Securities, LLC, our placement agent for the private placement, and a regulator at the Office of Thrift Supervision (the “OTS”).

In connection with the private placement, we will also issue warrants exercisable for a total of 1,800,000 shares of our non-voting common stock at an exercise price of $11.00 per share (which we refer to as our “Warrants”). The Warrants will be exercisable for voting common stock in lieu of non-voting common stock following the transfer of the Warrants in a widely dispersed offering or in other limited circumstances, as described in the accompanying proxy statement.

Under NASDAQ Listing Rule 5635, our shareholders must approve the issuance of our common stock and Warrants (and the issuance of common stock issuable upon exercise of the Warrants) before we can complete the private placement.  For this reason, we have called, and invite you to attend, a special meeting of our shareholders.  The special meeting will be held at _:__ _.m., local time, on _____, 2010 at the Bonita Golf Club, located at 5540 Sweetwater Road, Bonita, California. At the special meeting, you will be asked to consider and vote on proposals to approve (i) the issuance of shares of common stock and Warrants described in the accompanying proxy statement for purposes of NASDAQ Listing Rule 5635, including the shares of common stock issuable upon exercise of the Warrants, and (ii) the adjournment or postponement of the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the special meeting to constitute a quorum for purposes of the special meeting or insufficient votes to approve the share and Warrant issuance proposal.

If we fail to obtain shareholder approval, the private placement will not be completed.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS.

We encourage you to read the accompanying proxy statement and the information incorporated by reference into the proxy statement.  It contains important information about our company and the matters to be voted on at the special meeting.

It is important that your shares be represented at the special meeting.  Whether or not you plan to attend the special meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible.  This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the special meeting.  If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet.

Your Board of Directors and management are committed to the success of our company and the enhancement of the value of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours, Hans R. Ganz President and Chief Executive Officer

ii

FIRST PACTRUST BANCORP, INC.
610 Bay Boulevard
Chula Vista, California 91910
(619) 691-1519

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ______, 2010

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of First PacTrust Bancorp, Inc. (the “Company”) will be held as follows:

TIME	_:__ _.m. local time

DATE	_______, 2010

PLACE	5540 Sweetwater Road, Bonita, California

ITEMS OF BUSINESS	(1)
To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of shares of the Company’s common stock, Warrants to purchase common stock and shares of common stock issuable upon exercise of the Warrants as described in the accompanying proxy statement.

(2)
To approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purposes of the Special Meeting or insufficient votes to adopt Item 1 above.

These items of business are more fully described in the proxy statement accompanying this notice. We urge you to read these materials carefully.

The Board of Directors unanimously recommends that shareholders vote “FOR” Items 1 and 2.

RECORD DATE	Only holders of record of the Company's common stock at the close of business on ____, 2010 will be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

PROXY VOTING
It is important that your shares be represented and voted at the Special Meeting. You can vote your shares by completing and returning the enclosed proxy card.  If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or the internet. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS HANS R. GANZ President and Chief Executive Officer

Chula Vista, California
_______, 2010

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Special Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on _____, 2010:

These proxy materials are also available to you on the Internet.
You are encouraged to review all of the information contained in the proxy materials before voting.

The Company’s Proxy Statement and Proxy Card along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 are available on the Internet at http://www.firstpactrustbancorp.com (click on the Investor Relations Information link, then click on link marked "Special Meeting Materials").

ii

FIRST PACTRUST BANCORP, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
__________, 2010

FIRST PACTRUST BANCORP, INC.
610 Bay Boulevard
Chula Vista, California 91910
(619) 691-1519

PROXY STATEMENT
For
SPECIAL MEETING OF SHAREHOLDERS
To be held ________, 2010
_:__ a.m. Pacific Time

INTRODUCTION

The Board of Directors of First PacTrust Bancorp, Inc. (“we,” “us,” “our” or the “Company”) is using this document to solicit proxies from the holders of the Company's common stock, par value $0.01 per share, for use at the upcoming Special Meeting of Shareholders of the Company (the “Special Meeting”) and at any adjournments or postponements thereof. The Special Meeting will be held on _____, 2010 at _:__ a.m., local time, at the Bonita Golf Club, located at 5540 Sweetwater Road, Bonita, California. At the Special Meeting, shareholders will be asked to vote on two proposals: (i) the issuance of shares of the Company’s common stock and Warrants, including shares of common stock issuable upon exercise of the Warrants as described in this document  (the “Proposed Issuance”) and (ii) the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purposes of the Special Meeting or insufficient votes to approve the Proposed Issuance. These proposals are described in more detail below. Some of the information in this document relates to Pacific Trust Bank, a wholly owned subsidiary of the Company. Pacific Trust Bank may be referred to from time to time in this document as the "Bank."

By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the Special Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Special Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Special Meeting.

This document and the accompanying materials are being mailed to shareholders on or about ___________, 2010, and are also available on the Internet at http://www.firstpactrustbancorp.com (click on the Investor Relations Information link, then click on link marked “Special Meeting Materials”).

Your vote is important. Whether or not you plan to attend the Special Meeting, please submit your proxy promptly in the enclosed envelope.  If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or the internet.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving these materials?

We have received subscriptions for an aggregate of approximately $60 million through a private placement to selected institutional and other accredited investors (the “investors” or “subscribers”) of newly issued shares of our voting common stock and non-voting common stock, at a price of $11.00 per share, which represents a 37.5% premium to the closing price of our common stock of $8.00 per share on July 26, 2010, the date immediately prior to the date of the public announcement of the private placement. The closing price of our common stock on [__], 2010, the latest practicable trading date before the distribution of this document, was $[__] per share. In connection with the private placement, we will also issue Warrants exercisable for a total of 1,800,000 shares of our non-voting common stock at an exercise price of $11.00 per share.  The Warrants will be exercisable for voting common stock in lieu of non-voting common stock following the transfer of the Warrants in a widely dispersed offering or in other limited circumstances, as described in this document.

The primary purpose of the private placement is to pursue our business plan of organic growth and strategic acquisitions throughout our region and to fund our planned TARP redemption.  Before we may complete the private placement, our shareholders must approve the Proposed Issuance in accordance with NASDAQ Listing Rule 5635.

In order to obtain the requisite shareholder approval, we are calling a Special Meeting of our shareholders, to be held on ____, 2010. Our Board is providing these proxy materials to you in connection with the Special Meeting. As a shareholder of record of our common stock, you are invited to attend the Special Meeting, and are entitled to and requested to vote on the proposals described in this document.

Who is entitled to vote?

The record date for the Special Meeting is ______, 2010. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Special Meeting. The only class of stock entitled to be voted at the Special Meeting is the Company's voting common stock.

How many shares are eligible to be voted?

Each outstanding share of voting common stock is entitled to one vote on each matter presented at the Special Meeting. At the close of business on the record date, there were _______ shares of voting common stock outstanding. As of ________, 2010, our directors and executive officers as a group owned approximately 542,420 shares of our voting common stock, or approximately 12.8% of the total number of shares entitled to vote at the Special Meeting. All of our directors and executive officers have indicated that they will vote their shares in favor of each proposal described in this document.

What am I being asked to vote on?

At the Special Meeting, shareholders will be asked to vote on the following proposals:

Proposal 1.                      To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of shares of the Company’s common stock, Warrants to purchase common stock and shares of common stock issuable upon exercise of the Warrants as described in this document.  In this document, we sometimes refer to the approval of Proposal 1 as the “Shareholder Approval.”

Proposal 2.                      To approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purposes of the Special Meeting or insufficient votes to adopt Proposal 1.

The Board of Directors unanimously recommends that shareholders vote “FOR” Proposals 1 and 2.

What securities will the Company issue if the Shareholder Approval is received?

The Company expects to issue to subscribers in the private placement:

●	an aggregate of approximately 4,500,000 shares of our voting common stock at a per share price of $11.00;

●	an aggregate of approximately 920,000 shares of our non-voting common stock at a per share price of $11.00;

●
Warrants for an aggregate of 1,800,000 shares of our non-voting common stock exercisable at $11.00 per share to two of the subscribers (the "Specified Investors") or their affiliates.  Shares of voting common stock will be issuable in lieu of non-voting common stock upon exercise of the Warrants if the Warrants are transferred to a third-party transferee in (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") or (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of the Company ("widely dispersed offerings"). In addition, a transfer of the Warrants to a transferee that would control more than 50% of the voting securities of the Company regardless of the transfer of the Warrants will also result in shares of voting common stock being issued upon exercise in lieu of shares of non-voting common stock.  The Warrants to be issued to one of the Specified Investors, TCW Shared Opportunity Fund V, L.P. (“TCW”), representing Warrants for an aggregate of 240,000 shares, will also be exercisable for shares of voting common stock if TCW then owns less than 4.99% of our voting common stock as a result of dilutive actions taken by the Company.  The Warrants will be subject to adjustment in accordance with their terms, and, to the extent that exercise of the Warrants would cause the holder to beneficially own more than 4.99% of our voting common stock, the Warrants will not be exercisable.

Must the shareholders approve Proposal 1 for the private placement to be completed?

Yes.

What vote is required to approve the proposals at the Special Meeting?

The proposals to be considered at the Special Meeting require the following votes in order to be approved:

●	Under the NASDAQ Listing Rule 5635, approval of Proposal 1 requires that a majority of the votes cast on the proposal be cast in favor of the proposal.

●	Approval of Proposal 2 also requires that a majority of votes cast on the proposal be cast in favor of the proposal.

Assuming the presence of a quorum, failure to vote or a broker non-vote (described below) will not count as a vote cast on the proposals. Broker non-votes will count towards obtaining a quorum for the proposals.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously approved the Proposed Issuance and related transactions described in this document and the entry by the Company into the subscription agreements, and shareholder approval of Proposal 1 is necessary for the Proposed Issuance to be completed. Accordingly, our Board unanimously recommends that you vote "FOR" Proposals 1 and 2. Each member of our Board has indicated that he will vote in favor of these proposals.

What if my shares are held in "street name" by a broker?

If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions.

What if my shares are held in the Company's Employee Stock Ownership Plan?

If you are a participant in the Company's Employee Stock Ownership Plan, the plan trustee is required to vote the shares allocated to your account under the plan in accordance with your instructions. If you do not instruct the trustee how to vote your allocated shares, the trustee may vote your allocated shares in its sole discretion. The trustee must vote the unallocated shares in the same proportion as it is instructed to vote the allocated shares. For example, if on a particular proposal the trustee was instructed to vote 60% of the allocated shares "FOR," 35% of the allocated shares "AGAINST" and 5% of the allocated shares "ABSTAIN," the trustee would vote 60% of the unallocated shares "FOR," 35% of the unallocated shares "AGAINST" and 5% of the unallocated shares "ABSTAIN."

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Special Meeting.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the chairman of the meeting or holders of a majority of the shares entitled to vote who are present or represented by proxy may adjourn the Special Meeting until a quorum is present. The time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

How do I vote?

1.
You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope and it is received prior to the Special Meeting, it will be voted in accordance with your instructions.

2.
You may vote in person at the Special Meeting. If you plan to attend the Special Meeting and wish to vote in person, we will give you a ballot at the Special Meeting. Note, however, that if your shares are held in “street name” in the name of your broker, bank or other nominee, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on ________, 2010, the record date for voting at the Special Meeting, authorizing you to vote the shares at the Special Meeting. You are encouraged to vote by proxy prior to the Special Meeting even if you plan to attend the Special Meeting.

3.	If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or the internet.

What happens if I do not give specific voting instructions?

Holders of Record. If you are a holder of record and you either (i) indicate when voting that you wish to vote as recommended by the Board of Directors, or (ii) sign and return a proxy card without giving specific instructions, then the Board of Directors, as the holder of your proxy, will vote your shares in the manner recommended by the Board of Directors on all matters presented in this document and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in “street name” and do not provide the bank, broker or other nominee that holds your shares with specific voting instructions, the organization that holds your shares may not vote on the proposals described in this document. This is generally referred to as a “broker non-vote.”

If you vote against Proposal 1 but fail to give instructions for Proposal 2, we will not use the discretionary authority you have granted to us to cast your vote in favor of Proposal 2 if the purpose of such adjournment or postponement is to solicit additional support in favor of Proposal 1.

How are broker non-votes treated?

Broker non-votes are counted for purposes of determining whether a quorum is present, but are not considered entitled to vote or as votes cast. For the purpose of determining whether the shareholders have approved Proposal 1 and Proposal 2, broker non-votes will have no effect on the vote.

How are abstentions treated?

Abstentions are counted for purposes of determining whether a quorum is present, and an abstention will have the same effect as a vote against the Proposals.

Are shareholders of the Company entitled to appraisal rights?

Holders of common stock are not entitled to appraisal rights under the Maryland General Corporation Law in connection with the transaction described in this document.

How will voting on any other business be conducted?

We do not know of any other business to be conducted at the Special Meeting. If any other business is presented at the Special Meeting, the Board of Directors, as holder of your proxy, may vote on that matter in its discretion.

How can I obtain directions to attend the Special Meeting?

To obtain directions to attend the Special Meeting, please call the Company’s Secretary at (619) 691- 1519.

Can I change my vote after I submit my proxy?

Yes.  If you are a holder of record, you may revoke your proxy and change your vote at any time before the polls close at the Special Meeting by:

●	signing another proxy with a later date;

●	giving written notice of the revocation of your proxy to the Company's Secretary prior to the Special Meeting; or

●
voting in person at the Special Meeting. Your proxy will not be automatically revoked by your mere attendance at the Special Meeting; you must actually vote at the Special Meeting to revoke a prior proxy.

If you hold your shares in “street name,” you will need to follow the instructions of your bank, broker or other nominee to change your vote.

Who should I call if I have questions?

Please call our placement agent for the private placement, Hovde Securities, LLC, at (310) 535-9200.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Do not unduly rely on forward-looking statements; they give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made and we do not undertake any obligation to update them to reflect changes that occur after that date. A number of factors could cause results to differ significantly from our expectations, including, among others, any failure to obtain the shareholder approvals sought in this document and any resulting inability to complete the capital raise in the manner intended, and factors identified in our Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and Current Report on Form 8-K filed on July 27, 2010, including under the headings "Forward Looking Statement Disclosure" and "Risk Factors."

PROPOSAL 1

APPROVAL OF THE ISSUANCE OF SHARES OF
COMMON STOCK AND WARRANTS

Background of the Private Placement

Since the Company went public in 2002, our Board of Directors and management have continuously discussed the Company’s capital position, business plan and potential strategic opportunities, and consulted with several financial advisors to consider possible ways of enhancing each.

Over the past nine months, our Board of Directors and management determined that it would be prudent to seek substantial additional capital in order to redeem the preferred shares the Company issued to the U.S. Treasury as part of the TARP program, and to pursue strategic growth initiatives that the Board of Directors and management believe to be attractive given current conditions in the financial markets. In connection with enhancing our business plan and pursuing strategic growth initiatives, our Board of Directors also considered the possibility of enhancing our management team through additional hires. Additionally, our Board of Directors determined that additional capital would provide the Company and the Bank with increased financial flexibility and improved market position in light of the credit quality and loan loss challenges, liquidity pressures, and reported operating losses experienced by financial institutions throughout the country, including in particular in California, and that additional capital would strengthen our ability to pursue acquisition opportunities, to continue investing in our core business, to fund the TARP redemption and to maintain the Bank’s capital ratios well above regulatory capital requirements. The Board regularly met with management, its financial and investment advisors and representatives of the Company’s legal advisor, Silver Freedman & Taff, L.L.P., to discuss and receive updates regarding capital raising and other strategies. During this time, the Company also considered and held discussions with potential new management hires, as well as potential new investors, as part of an overall effort to identify a prudent strategic transaction for the Company.

The Board determined in March 2010 to focus on a potential capital raise concurrently with a plan to enhance the Company’s management team. In light of the Board's and management's objectives for the size and terms of a potential capital raise, conditions in the public trading markets generally and for the Company's common stock in particular, including the Company's stock price, market capitalization, trading liquidity and the Company’s and its advisors’ views regarding the significant challenges the Company would face in pursuing a public offering, the Board determined to focus primarily on a potential private capital raise.

Accordingly, in March 2010, we engaged Hovde Securities, LLC as a financial advisor to consider potential capital raise strategies.  Separately, to assist the Company in considering enhancements to our business plan and strategic direction, we engaged COR Advisors LLC (“COR Advisors”), an affiliate of COR Capital LLC ("COR Capital"), a subscriber in the private placement, as a consultant to the Company.  Also at that time, as part of its effort to enhance the Company’s management team, the Board determined to hire Gregory Mitchell as a consultant, with the intention that, if the capital raise was completed, the Company would subsequently enter into an employment agreement with Mr. Mitchell, as Chief Executive Officer or President of the Company, as soon as practicable following the completion of the private placement, subject to regulatory review.   Mr. Mitchell previously served as Chief Executive Officer and President of California National Bank, a Managing Director of Hovde Financial, an affiliate of Hovde Securities LLC and a regulator at the OTS.  Additional biographical information for Mr. Mitchell is contained under “Description of the Subscription Agreements—Covenants.”

Mr. Mitchell has been hired by the Company as a consultant for the board of directors and management to, among other things, identify additional potential hires in an effort to augment our management and sales personnel to position the Company to implement its strategic plan and deploy the additional capital expected to be raised in the private placement. Among the potential hires are a chief retail officer to oversee expansion of the Bank’s branch network; a chief administrative officer to integrate and oversee the Bank’s growth initiatives including organic and acquisitive growth; loan and core deposit production personnel; a commercial lending team to oversee underwriting, review, and credit decisions for the Bank’s new commercial (CRE and C&I) lending focus; a risk officer to oversee lending and securities portfolios; and capital markets personnel.

In May 2010, Hovde was formally engaged as lead placement agent and directed to speak to potential investors on the Company's behalf to assess their level of interest in a potential private placement of equity securities. At the outset, the Company and Hovde understood that it would be necessary and desirable to identify additional management personnel to implement the Company’s strategic plans and one or more so-called "key" investors to facilitate due diligence and determination of investment terms and pricing. COR Capital and TCW are the key investors we identified (each of whom had entered into non-disclosure and confidentiality agreements with the Company) to discuss the potential private placement and how the terms of such an investment could be structured in view of regulatory control requirements, NASDAQ listing standards and necessary shareholder approvals.

The Company, Hovde and the key investors agreed at the outset that the structure of the investment should emphasize common equity, in light of increased market and regulatory focus on Tier 1 common equity.  During June and July 2010, discussions continued with a view to refining the terms of an investment and addressing regulatory issues. The parties understood that, as a result of the proposed size of the private placement and their mutual intent that the investment ultimately be in the form of Tier 1 common equity securities, the approval of the Company's shareholders would be required. Also during this time, discussions were held with representatives of the OTS, our primary regulator, and the Company provided the OTS with requested information regarding, among other things, the Bank’s business plan, financial information and the structure and terms of the proposed private placement. Throughout this period, the Company's senior management, Hovde, and Silver Freedman regularly updated the Board regarding the progress of discussions and the potential terms of the private placement. Discussions between the Company and individual investors, as well as customary due diligence relating to the Bank and its business, continued and terms for the private placement, as well as a governance and investment structure, were finalized. Ultimately, our Board of Directors determined that a private placement to the investors utilizing a combination of our common stock, a newly authorized series of non-voting common stock and the Warrants was the most effective and efficient means to address our capital needs in a timely manner and was in the best interests of our shareholders.

On July 27, 2010, following approval by the Board of Directors, the Company entered into subscription agreements with each of the subscribers to issue an aggregate of approximately 4,500,000 shares of our voting common stock at a per common share price of $11.00, an aggregate of approximately 920,000 shares of our non-voting common stock at a per common share price of $11.00 and, in the case of TCW, Warrants to purchase 240,000 shares of our non-voting common stock at an exercise price of $11.00 per share.  In addition, in consideration for its consulting services preceding the completion of the private placement, the Company will issue Warrants to COR Advisors to purchase an aggregate of 1,560,000 shares of our non-voting common stock at an exercise price of $11.00 per share. The voting common stock and non-voting common stock are identical in all respects except that the non-voting common stock will not have voting rights unless otherwise required by law. The completion of the private placement as approved by the Board of Directors is subject to the receipt of the Shareholder Approval and other customary closing conditions, including the receipt of any required regulatory approvals.  Based on the Company’s discussions with the OTS to date, the Company is not aware of any further material informational requests or application requirements. The private placement is exempt from registration with the Securities and Exchange Commission (the “SEC”) pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

NASDAQ Shareholder Approval Requirement

Because our common stock is listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635 requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

The Proposed Issuance falls under this rule because the shares of common stock issuable upon the completion of the private placement will equal or exceed 20% of the number of shares of our common stock and voting power outstanding prior to the private placement. In addition, the $11.00 per share price for the common stock is less than the book value per share of our common stock. The book value of our common stock as of June 30, 2010 was $18.21 per share, based on our common shareholders’ equity as of that date divided by the total number of common shares outstanding as of that date.

Proposal 1 must receive the affirmative vote of a majority of the votes cast on the proposal in order to be approved.  Our Board adopted a resolution unanimously recommending that the shareholders approve Proposal 1 for purposes of Rule 5635 of the NASDAQ Listing Rules.

Description of the Subscription Agreements

As described above, each of the subscribers entered into a subscription agreement with the Company to purchase the common stock and, in the case of TCW, Warrants.  The subscription agreements of the Specified Investors and certain other subscribers differ in certain respects from the subscription agreements of other subscribers, including providing one of the Specified Investors with the right to representation on our Board; providing to the Specified Investors and two other subscribers who are not Specified Investors that the Company will use its commercially reasonable best efforts to provide these subscribers with preemptive rights with respect to public or private offerings of our common stock (or securities convertible into common stock) during a three year period following the completion of the private placement to maintain their proportionate ownership of our common stock, subject to certain exceptions, and to use commercially reasonable best efforts to provide these subscribers the opportunity to participate in future public or private offerings of the Company’s other debt, equity or trust preferred securities; and only requiring that the Specified Investors and five other subscribers who are not Specified Investors deposit 2.5% of their respective subscription amounts in escrow rather than the 10% deposited by other subscribers.

The following is a summary of material terms of the subscription agreements; a copy of the standard form of subscription agreement is attached to this document as Annex A and is incorporated by reference into this document. While the Company believes this summary covers the material terms and provisions of the subscription agreements, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex A.  Shareholders are urged to read Annex A in its entirety.

Covenants

We have agreed to call a meeting of our shareholders, as promptly as reasonably practicable following the execution of the subscription agreements (which occurred on July 27, 2010), to vote on a proposal to approve the issuance of shares of common stock and Warrants in the private placement (including the common stock issuable upon exercise of the Warrants) as required by NASDAQ Listing Rule 5635. We have also agreed to use our reasonable best efforts after the completion of the private placement to (i) complete the TARP redemption and (ii) enter into an employment agreement with Gregory Mitchell, providing for Mr. Mitchell to be appointed Chief Executive Officer or President of the Company, and to appoint Mr. Mitchell to the office of Chief Executive Officer or President of the Company upon or promptly following the Closing, subject to regulatory review.

Mr. Mitchell is the former Chief Executive Officer and President of California National Bank and is currently a consultant to the Company. Mr. Mitchell will succeed our current Chief Executive Officer and President, Mr. Ganz, who will remain a director of the Company and continue to serve as President and Chief Executive Officer of the Bank.  Prior to becoming a consultant to the Company, Mr. Mitchell served in various roles with California National Bank, including Chief Executive Officer and President, from 2001 until October 2009 when it was seized by the Federal Deposit Insurance Corporation (the “FDIC”) as part of the closing of all nine bank subsidiaries of California National Bank’s parent, FBOP Corporation. Prior to joining California National Bank, Mr. Mitchell was a Managing Director with Hovde Financial, an affiliate of Hovde Securities, LLC (our placement agent for the private placement), where he was responsible for the formation and management of its West Coast investment banking, financial advisory and fund management practice. Mr. Mitchell also served for 10 years with the OTS where he was responsible for, among other things, helping to recapitalize and restructure troubled thrift institutions. Mr. Mitchell holds a BS in Business from the University of the Pacific, a master’s degree from the George Washington University, and a post-graduate certificate in commercial banking from the Pacific Coast Banking School, University of Washington.  Mr. Mitchell also served as a member of the United States Coast Guard for twenty years and is a member of the Board of Directors of the Boy Scouts. Mr. Mitchell’s appointment and the employment agreement we intend to enter into with Mr. Mitchell may be subject to regulatory review; however, the Company’s discussions with the OTS to date have included its intent to hire Mr. Mitchell, and the Company has no reason to believe that further material informational requests are pending as of the date of this document.

The Company has also agreed that after the completion of the private placement, it will not redeem or repurchase any shares of its capital stock, or take or cause to be taken any action, which would, or would be reasonably likely to, result in the  subscribers, or any group of subscribers related to, or persons acting in concert with the subscribers, being deemed to control the Company or the Bank under applicable bank regulations unless the Company provides sixty (60) days’ prior written notice of such action, to permit the subscriber to take corrective action.

Third Party Proposals

The Company has agreed that, until the completion or termination of the private placement, it will not initiate, solicit, or knowingly encourage any inquiries, proposals or offers relating to, or engage in any negotiations or discussions with or provide any nonpublic information to any person concerning any third party proposal for (i) a direct or indirect acquisition or purchase of a business that constitutes ten percent (10%) or more of the total revenues, net income, assets or deposits of the Company and the Bank taken as a whole, (ii) a direct or indirect acquisition or purchase of any class of debt or equity securities representing five percent (5%) or more of the voting power of the Company or the Bank, (iii) the issuance of any equity or debt securities by the Company or the Bank to any person or group other than pursuant to certain Company benefit plans, (iv) a tender offer or exchange offer that if consummated would result in any person beneficially owning ten percent (10%) or more of any class of equity securities of the Company or (v) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or the Bank.

The Company's breach of this agreement could result in the Company owing the subscribers, in the aggregate, a termination fee of $3.0 million in cash. See "—Termination of the Subscription Agreements."

Board Representation

In connection with its subscription agreement with one of the Specified Investors, COR Capital, the Company agreed to appoint Mr. Steven Sugarman to the Board for a term to expire in 2013, subject to receipt of applicable regulatory approvals.

Mr. Sugarman, age 35, is the Managing Member of COR Capital. Previously, he was a founding Partner and Portfolio Manager in charge of fundamental research for GPS Partners LLC, a $2 billion investment firm specializing in high yield equity securities including master limited partnerships, REITs and financials.  From 2004-2005 he worked at Lehman Brothers overseeing portfolios of debt, equity and alternative investments.  Previously, he founded and served as Chief Executive Officer of Sugarman Enterprises Inc., a financial advisory firm specializing in real estate and asset-based loans. He began his career as a management consultant at McKinsey & Company.  Mr. Sugarman is licensed as a California Real Estate Broker and is a member of the California State Bar.  He is the co-author of The Forewarned Investor: Don’t Get Fooled Again by Corporate Fraud (Career Press).  Mr. Sugarman is a graduate of the Yale Law School (J.D.) and Dartmouth College (A.B. with High Honors, Cum Laude).

Transfer Restrictions

The common stock and the Warrants to be issued in the Proposed Issuance, and the common stock issuable upon exercise of the Warrants, will not be, when issued, registered under the Securities Act, or under the securities laws of any state or other jurisdiction, and unless so registered may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Company has been advised that the FDIC could under certain circumstances require certain of the Company’s shareholders to agree to restrictions on the transfer of the common stock they own or acquire in the private placement as a condition to the Company’s participation in FDIC-assisted transactions, on terms and conditions that may be comparable to those set forth in the FDIC’s Statement of Policy on Qualifications for Failed Bank Acquisitions. In anticipation of that potential requirement, each subscriber (with the exception of TCW) agreed to be bound by such restriction on transfer as the FDIC may require, for up to three (3) years from the date of the latest of any FDIC-assisted transactions in which the Company participates (we refer to this restriction as the “FDIC Restriction”).  In the event that one or more FDIC Restrictions are imposed, the transfer of any shares of common stock then owned by a subscriber (to which such FDIC Restrictions would apply by their terms) may be restricted by the Company in accordance with the terms of the FDIC Restriction.

Registration Rights

The Company has agreed to file a shelf registration statement with the SEC covering the securities issued in the Proposed Issuance (including the shares of common stock issuable upon exercise of the Warrants) within 30 business days of the completion of the private placement, which registration statement may be used for resales of these securities (other than during certain black-out periods). The Company also agreed to reimburse TCW for up to $20,000 of its expenses incurred in connection with the registration statement.

Preemptive Rights

The subscription agreements provide that the Company will use its commercially reasonable best efforts to provide the Specified Investors and two other subscribers who are not Specified Investors, so long as they still hold at least 90% of the common stock they purchased in the private placement (including shares issuable upon exercise of Warrants, in the case of the Specified Investors), with preemptive rights with respect to public or private offerings of the common stock (or securities convertible into common stock) during a three year period after the completion of the private placement to enable them to maintain their proportionate ownership of our common stock. The Company is not required to offer pre-emptive rights in connection with (i) any common stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date of the subscription agreement; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction.  In addition, the Company agreed to use commercially reasonable best efforts to provide these subscribers the opportunity to participate in future public or private offerings of the Company’s other debt, equity or trust preferred securities.

Representations and Warranties

In the subscription agreements, we made customary representations and warranties to the subscribers relating to us, our business and the common stock and, in the case of TCW, the Warrants and the common stock issuable to the TCW upon the exercise of the Warrants, and agreed to pay liquidated damages to the subscribers for breaches of certain of our representations and warranties in certain circumstances.  See “—Termination of a Subscription Agreement,” below. Shareholders are not third-party beneficiaries under the subscription agreements and should not construe the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, any of the subscribers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the subscription agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures. The provisions of the subscription agreements, including the representations, warranties and covenants, should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that the Company files with the SEC.  For more information regarding these documents incorporated by reference, see "Where You Can Find More Information" below.

Fees and Expenses; Use of Proceeds

We expect to receive net proceeds of approximately $56,150,000 upon completion of the private placement after the payment of offering expenses of approximately $3,850,000. Hovde served as lead Placement Agent with respect to the private placement and will receive compensation of approximately $3,000,000, plus up to $150,000 in reimbursable expenses. Other expenses incurred or to be incurred by the Company in connection with the private placement are estimated at $700,000, including $350,000 of reimbursable expenses for COR Capital.

The Company intends to use approximately $19.3 million of the net proceeds for the TARP redemption, upon receipt of required regulatory approvals.  The Company expects to use the remaining net proceeds from the private placement for general corporate purposes, which may include, without limitation, providing capital to support the strength and growth of its subsidiary, Pacific Trust Bank, and pursuing other strategic business opportunities in the Company’s markets.  If the Company completes the TARP redemption, the Bank intends to enter into agreements with certain of its executive officers providing for the payment to these officers of one-half of the amounts to which they would have been entitled under their existing severance agreements. See “—Interests of Company Executive Officers and Directors in the Private Placement" below.

Interests of Company Executive Officers and Directors in the Private Placement

None of the directors or executive officers of the Company are subscribers in the private placement. Some of the directors and executive officers of the Company, however, have interests in the private placement that are in addition to, or different from, the interests of Company shareholders generally. The Board was aware of these interests and considered them, among other matters, in approving the subscription agreements and the transactions contemplated by the subscription agreements.

Retention Payments. As promptly as practicable following the TARP redemption, the Bank intends to enter into agreements with current President and Chief Executive Officer Hans Ganz, Executive Vice President James P. Sheehy, Executive Vice President-Lending Melanie M. Yaptangco, and three other executive officers (each, an “Executive”) providing for the immediate payment to each Executive of one-half of the amount he or she would have been entitled to receive under his or her existing severance agreement with the Bank if the private placement had constituted a “change in control” under such severance agreements and his or her employment had ceased (other than by a termination for cause).  The pre-tax cost of such payments is estimated to be approximately $1.6 million (including approximately $785,000 to Mr. Ganz, $222,000 to Mr. Sheehy and $244,000 to Ms. Yaptangco).  Should any of the Executives actually cease employment with the Bank (other than by a termination for cause) within three years following the completion of the private placement, they would, subject to certain conditions, be entitled to the balance of the severance amounts remaining under their existing severance agreements.

Existing Options. As contemplated by the subscription agreements, each option to purchase Company common stock that is outstanding immediately prior to the completion of the private placement (or as soon as permitted by applicable law following the completion of the private placement) will be cancelled in consideration for a payment of $3.00 per option share, or approximately $1,447,000 in the aggregate.  Once cancelled, these options will not be available for reissuance under the Company’s 2003 Stock Option and Incentive Plan. There are a total of 482,396 such outstanding options, of which the Company’s directors and executive officers hold, in the aggregate, 407,746.

After adjustment by the Compensation Committee of the Company’s Board of Directors pursuant to Section 6 of the Company’s 2003 Stock Option and Incentive Plan for the shares and Warrants issued in the private placement, the remaining number of shares available for issuance pursuant to any future awards under the 2003 Stock Option and Incentive Plan is expected to be approximately ______.

In addition, after adjustment by the Compensation Committee of the Company’s Board of Directors pursuant to Section 6 of the Company’s 2003 Recognition and Retention Plan for the shares and Warrants issued in the private placement, the remaining number of shares available for issuance pursuant to any future awards under the Recognition and Retention Plan is expected to be approximately _____.  No adjustment will be made to any individual awards outstanding under the Recognition and Retention Plan for the shares and Warrants issued in the private placement.

Conditions to Completion of the Private Placement

Closing Conditions for the Company.  The obligations of the Company to complete the private placement are subject to the satisfaction (or waiver, as applicable) of certain conditions, which include:

●	receipt of Shareholder Approval;

●	as of the date of the completion of the private placement, the accuracy of the representations and warranties made by the subscriber;

●	receipt of any regulatory approvals required to complete the private placement;

●	receipt by the Company of gross proceeds in the private placement of at least $60.0 million;

●
no governmental entity shall have imposed any conditions or restrictions on the Company or the Bank that would materially adversely impact the business activities of the Company or the Bank or materially impair, impede or delay certification by the FDIC of the Bank as being eligible to bid in connection with the sale of failed depository institutions by the FDIC; and

●	no injunction or other legal proceeding shall have been initiated or threatened by a governmental authority seeking to block the private placement.

Closing Conditions for Each Subscriber.  The obligations of a subscriber to complete the private placement are subject to the satisfaction (or waiver, as applicable) of certain conditions, which include:

●	receipt of Shareholder Approval;

●	as of the date of the completion of the private placement, the accuracy of the representations and warranties made by the Company;

●	receipt of any regulatory approvals required to complete the private placement;

●	receipt by the Company of gross proceeds in the Private Placement of at least $40.0 million (or, in the case of TCW and one other investor, $60.0 million);

●
no governmental entity shall have imposed any conditions or restrictions on the Company or the Bank that would materially adversely impact the business activities of the Company or the Bank (and in the case of TCW, TCW’s business activities) or materially impair, impede or delay certification by the FDIC of the Bank as being eligible to bid in connection with the sale of failed depository institutions by the FDIC;

●	no injunction or other legal proceeding shall have been initiated or threatened by a governmental authority (or in the case of TCW, any third party) seeking to block the private placement;

●
the non-voting common stock shall have been duly authorized under the Company’s Articles of Incorporation, as amended and, in the case of TCW, non-voting common stock to be issued to TCW shall not, in its sole judgment, constitute a “voting security” as defined under applicable bank regulations;

●
as of and after giving effect to the consummation of the private placement and assuming that no person or entity affiliated with the subscriber or deemed to be acting in concert with subscriber pursuant to applicable banking regulations has subscribed for any shares of common stock in the private placement, (i) the subscriber shall not own, control or have the power to vote, voting securities equal to or greater than 10.0% (5.0% in the case of TCW) or more of the aggregate number of outstanding shares of voting common stock of the Company and (ii) the subscriber shall not own or control shares of common stock in excess of 24.99% of the total shareholder’s equity of Company;

●
the consummation of the Offering would not result in the subscriber or any of its affiliates being deemed to have a direct or indirect controlling interest in the Company or the Bank or otherwise require any of them to register as a savings and loan holding company under the Savings and Loan Holding Company provisions of the Home Owners’ Loan Act, as amended;

●
there shall not have been any material adverse effect on (i) the business, results of operation or financial condition of the Company and the Bank taken as a whole; provided that a material adverse effect shall not be deemed to include the effects, to the extent such effects do not have a disproportionate impact on the Company as compared to other depository institution holding companies, of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes or proposed changes in generally accepted accounting principles in the United States or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of all United States governmental or regulatory authorities, or (D) changes in the market price or trading volume of voting common stock, or (2) a material and adverse effect on the legality, validity or enforceability of the subscription agreement, or (3) the ability of the Company or a subscriber to consummate timely the private placement; and

●
since July 27, 2010 there shall have been no grants or awards of Company stock options by the Company and the Company shall have cancelled or otherwise terminated (or shall, as soon as permitted under applicable law following the completion of the private placement, cancel or otherwise terminate) all Company stock options and the consideration paid by the Company in respect of such cancellation and/or termination shall be equal to $3.00 per stock option.

No assurance can be made as to whether all of the conditions to completion of the private placement will be satisfied or waived by the party entitled to do so.

Termination of a Subscription Agreement

The Company and each subscriber can jointly agree to terminate a subscription agreement at any time.  In addition to certain other termination events, either the Company or the subscriber may also terminate a subscription agreement if:

●	a regulatory or other governmental authority issues a final, non-appealable order or takes any other action restraining, enjoining or prohibiting the private placement; or

●
the closing of the private placement has not been completed by December 31, 2010, provided that the party seeking termination shall not have caused the failure to close by this date by breaching its obligations under the applicable subscription agreement.

The subscription agreements provide for aggregate liquidated damages of $3.0 million payable to the subscribers in the private placement if the transaction fails to close on or before December 31, 2010 as a result of the Company’s breach of the subscription agreements. In the event the transaction fails to close on or before December 31, 2010 as a result of a subscriber’s breach of its subscription agreement, such subscriber must forfeit as liquidated damages approximately 2.5% of the purchase price for shares of common stock subscribed for by such subscriber.

Description of the Warrants

Pursuant to its subscription agreement, we will issue Warrants to TCW.  In consideration for its consulting services to the Company preceding the completion of the private placement, we will issue Warrants to COR Advisors.  The following is a summary of the material terms and provisions of the Warrants.  Copies of the Warrants issued to TCW and COR Advisors are attached to this document as Annex B and Annex C, respectively, and are incorporated into this document by reference. Shareholders are urged to read the attached forms of Warrant in their entirety. While the Company believes this summary covers the material terms and provisions of the Warrants, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the attached annexes.

As a “key” investor, TCW will be issued Warrants to purchase an aggregate of 240,000 shares of non-voting common stock at an exercise price of $11.00 per share, which are immediately exercisable for a term of five years after the completion of the private placement. In consideration for its consulting services to the Company preceding the completion of the private placement, COR Advisors will be issued Warrants to purchase an aggregate of 1,560,000 shares of non-voting common stock at an exercise price of $11.00 per share.  COR Advisors’s Warrants will vest in equal amounts on a quarterly basis over a period of eleven quarters, with each tranche exercisable for five years following the applicable vesting date. In lieu of non-voting common stock, shares of voting common stock will be issued upon exercise of the Warrants following the transfer of the Warrants to a third party in a widely dispersed offering or a transfer to a transferee that would already control more than 50% of the voting securities of the Company without any transfer from the transferor. In addition, the Warrants held by TCW will be exercisable for voting common stock in lieu of non-voting common stock at TCW’s election if it then owns less than 4.99% of the outstanding shares of voting common stock as a result of dilution occurring from additional issuances of voting common stock subsequent to the private placement.

Subject to certain exceptions, the exercise price of the Warrants will be adjusted upon the occurrence of any of the following events:

●	stock splits, subdivisions, reclassifications or combinations;

●	certain distributions of shares of a class other than common stock or other property (including cash and ordinary dividends) to holders of common stock;

●	certain repurchases of common stock; and

●	certain business combinations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

If we fail to receive a sufficient number of votes to constitute a quorum to hold the Special Meeting or to approve Proposal 1, we may propose to adjourn or postpone the Special Meeting, whether or not a quorum is present, to solicit additional proxies to (i) constitute a quorum for purposes of the Special Meeting or (ii) obtain sufficient votes to approve Proposal 1. We will not use any discretionary authority granted by the proxies voted against Proposal 1 to adjourn the Special Meeting to solicit additional votes to approve Proposal 1.

We currently do not intend to propose adjourning or postponing the Special Meeting if there are sufficient votes represented at the Special Meeting to approve Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 2, IF PROPOSED AT THE SPECIAL MEETING.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated balance sheet tables and pro forma earnings per share tables presented below have been prepared by management to illustrate the anticipated impact of the private placement. On July 27, 2010, the Company entered into subscription agreements with select institutional and other accredited investors pursuant to which, subject to receipt of the Shareholder Approval and satisfaction or waiver of the other conditions to closing, the subscribers are expected to acquire in a private placement an aggregate of approximately 5,454,545 newly issued shares of common stock (at a price per share of $11.00) and Warrants to purchase 240,000 shares of our non-voting common stock (with an exercise price of $11.00 per share). We have also agreed to issue to COR Advisors, in consideration for its consulting services preceding the completion of the private placement, Warrants to purchase 1,560,000 shares of our non-voting common stock with an exercise price of $11.00 per share.

The pro forma financial information that follows assumes that we will issue:

●	an aggregate of 4,500,000 shares of our voting common stock at a per share price of $11.00;

●	an aggregate of 920,000 shares of our non-voting common stock at a per share price of $11.00; and

●	Warrants to purchase an aggregate of 1,800,000 shares of non-voting common stock at an exercise price of $11.00.

The pro forma financial information also assumes that we receive net proceeds of approximately $56,150,000 upon completion of the private placement after the payment of offering expenses of approximately $3,850,000 and that, as described above, we pay approximately $1,447,000 ($852,000 net of tax), in the aggregate, to cancel our stock options that are currently outstanding.  The pro forma financial information does not reflect the effect of the proposed TARP redemption or any other application of the net proceeds.

Balance Sheet

The following tables present the Company's unaudited pro forma consolidated balance sheet information adjusted for the pro forma impact of the private placement. The pro forma consolidated balance sheets as of June 30, 2010 and December 31, 2009 assume that the Company completed the private placement on those dates. The pro forma balance sheet adjustments reflect cash received of $60.0 million in the private placement, liabilities for direct costs of the private placement of $3.9 million and a net increase in stockholders’ equity of $56.2 million.

After giving effect to the private placement on the basis described above, the pro forma number of shares of our common stock issued and outstanding would be 9,664,184 and 9,664,846 as of June 30, 2010 and December 31, 2009, comprised of 8,744,184 and 8,744,846 shares of voting common stock and 920,000 and 920,000 shares of non-voting common stock, respectively, and pro forma book value per share would be equal to $13.81 and $13.92 as of June 30, 2010 and December 31, 2009, respectively.

(Dollars in thousands)	June 30, 2010 Actual	Offering adjustments		June 30, 2010 Pro forma
ASSETS
Cash and due from banks	$7,203	$60,000	(1)	$67,203
Federal funds sold	29,865	-		29,865
Interest-bearing deposits	3,036	-		3,036
Total cash and cash equivalents	40,104	60,000		100,104
Securities available-for-sale	70,452	-		70,452
Federal Home Loan Bank stock, at cost	9,016	-		9,016
Loans receivable, net of allowance of $17,697 at June 30, 2010	707,754	-		707,754
Accrued interest receivable	3,451	-		3,451
Real estate owned, net	8,342	-		8,342
Premises and equipment, net	4,253	-		4,253
Bank owned life insurance investment	18,040	-		18,040
Prepaid FDIC assessment	4,266	-		4,266
Other assets	15,813	-		15,813

Total assets	$881,491	$60,000		$941,491

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Noninterest-bearing	$15,325	$-		$15,325
Interest-bearing	667,080	-		667,080
Total deposits	682,405	-		682,405
Advances from Federal Home Loan Bank	100,000	-		100,000
Accrued expenses and other liabilities	2,673	3,850	(2)	6,523
Total liabilities	785,078	3,850		788,928

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value per share, $1,000 per share liquidation preference, 5,000,000 shares authorized, 19,300 shares issued and outstanding at June 30, 2010	19,113	-		19,113
Common stock, $.01 par value per share, 20,000,000 shares authorized; 5,445,000 shares issued at June 30, 2010 (actual) and 10,865,000 shares issued at June 30, 2010 (pro forma )	54	45	(3)	99
Additional paid-in capital – Warrants	-	3,492	(4)	4,410
Additional paid-in capital	67,887	51,695		119,582
Retained earnings	33,015	-		33,015
Treasury stock, at cost (June 30, 2010 – 1,200,816 shares)	(25,796)	-		(25,796)
Unearned employee stock ownership plan shares (June 30, 2010 – 63,480 shares)	(761)	-		(761)

Accumulated other comprehensive income	2,901	-		2,901

Total shareholders' equity	96,413	56,150		152,563

Total liabilities and shareholders' equity	$881,491	$56,150		$937,641

__________________
(1)	Represents increase in cash and cash equivalents from gross proceeds of private placement.
(2)	Represents estimate of the direct costs of the private placement.
(3)	Represents net increase in common stock and additional paid-in capital.
(4)	Represents value assigned to the Warrants.

(Dollars in thousands)	December 31, 2009 Actual	Offering adjustments		December 31, 2009 Pro forma
ASSETS
Cash and due from banks	$7,132	$60,000	(1)	$67,203
Federal funds sold	23,580	-		23,580
Interest-bearing deposits	3,884	-		3,884
Total cash and cash equivalents	34,596	60,000		94,596
Securities available-for-sale	52,304	-		52,304
Federal Home Loan Bank stock, at cost	9,364	-		9,364
Loans receivable, net of allowance of $13,079 at December 31, 2009	748,303	-		748,303
Accrued interest receivable	3,936	-		3,936
Real estate owned, net	5,680	-		5,680
Premises and equipment, net	4,294	-		4,294
Bank owned life insurance investment	17,932	-		17,932
Prepaid FDIC assessment	5,013	-		5,013
Other assets	12,499	-		12,499

Total assets	$893,921	$60,000		$953,921

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Noninterest-bearing	$14,021	$-		$14,021
Interest-bearing	644,411	-		644,411
Total deposits	658,432	-		658,432
Advances from Federal Home Loan Bank	135,000	-		135,000
Accrued expenses and other liabilities	3,004	3,850	(2)	6,854

Total liabilities	796,436	3,850		800,286

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value per share, $1,000 per share liquidation preference, 5,000,000 shares authorized, 19,300 shares issued and outstanding at December 31, 2009	19,094	-		19,094
Common stock, $.01 par value per share, 20,000,000 shares authorized; 5,445,000 shares issued at December 31, 2009 (actual) and 10,865,000 shares issued at December 31, 2009 (pro forma)	54	45	(3)	99
Additional paid-in capital – Warrants	-	3,492	(4)	4,410
Additional paid-in capital	67,958	51,695		119,653
Retained earnings	35,515	-		35,515
Treasury stock, at cost (December 31, 2009 – 1,200,154 shares)	(25,788)	-		(25,788)
Unearned employee stock ownership plan shares (December 31, 2009 – 84,640 shares)	(1,015)	-		(1,015)

Accumulated other comprehensive income	1,667	-		1,667

Total shareholders' equity	$97,485	56,150		153,635

Total liabilities and shareholders' equity	$893,921	$56,150		$950,071

__________________
(1)	Represents increase in cash and cash equivalents from gross proceeds of private placement.
(2)	Represents estimate of the direct costs of the private placement.
(3)	Represents net increase in common stock and additional paid-in capital.
(4)	Represents value assigned to the Warrants.

Earnings Per Share

The following table presents the Company's unaudited pro forma earnings per share adjusted for the pro forma impact of the private placement for the periods shown. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income (loss) for the periods shown. Pro forma earnings per share assumes the Company completed the private placement on the first date of the applicable period (January 1, 2010 in the case of the six months ended June 30, 2010 and January 1, 2009 in the case of the year ended December 31, 2009).  The pro forma weighted average diluted shares impact of the Warrants have been excluded from the pro forma weighted average diluted shares calculation due to the anti-dilutive impact of the Warrants in the calculation.

(Dollars in thousands, except per share amounts)	Actual Six months ended June 30, 2010	Offering adjustments	Pro forma Six months ended June 30, 2010
NET INCOME (LOSS)	$(1,893)	$(852)	$(2,745)
Less: Dividends on preferred stock	$(481)	$-	$(481)
Less: Imputed Dividends	$(20)	$-	$(20)
Net income/(loss) available to common shareholders	$(2,394)	$(852)	$(3,246)
Basic earnings (loss) per share	$(0.58)	$-	$(0.37)
Diluted earnings (loss) per share	$(2,394)	$-	$(3,246)
Weighted average common shares	4,147,549	-	8,708,056
Weighted average diluted shares	4,147,549	-	8,708,056

	Actual Year ended December 31, 2009	Offering adjustments	Pro forma Year ended December 31, 2009
NET INCOME (LOSS)	$(999)	$(852)	$(1,851)
Less: Dividends on preferred stock	$(964)	$-	$(964)
Less: Imputed Dividends	$(39)	$-	$(39)
Net income/(loss) available to common shareholders	$(2,002)	$(852)	$(2,854)
Basic earnings (loss) per share	$(0.48)	$-	$(0.30)
Diluted earnings (loss) per share	$(2,002)	$-	$(2,854)
Weighted average common shares	4,158,044	-	9,578,044
Weighted average diluted shares	4,158,044	-	9,578,044

STOCK OWNERSHIP

Stock Ownership of Significant Shareholders, Directors and Executive Officers

The following table shows, as of ________, 2010, the beneficial ownership of the Company's common stock by:

●	any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

●	each director of the Company;

●
each executive officer of the Company and the Bank who was named in the "Summary Compensation Table" in the Company’s last annual meeting proxy statement (referred to below as the “Named Executive Officers”); and

●	all of the executive officers and directors of the Company and the Bank as a group.

The address of each of the beneficial owners, except where otherwise indicated, is the same address as the Company's. As of _____, 2010, there were ________ shares of Company common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after _______, 2010 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Beneficial Ownership	Percent of Common Stock Outstanding

Significant Shareholders

Investors of America Limited Partnership First Capital America, Inc. James F. Dierberg, Trustee of the James F. Dierberg Living Trust James F. Dierberg II 135 North Meramec Clayton, Missouri 63105(1)	433,680	10.0%

First Manhattan Co. 191 Peachtree Street, N.E., Suite 3600 Atlanta, Georgia 30303(2)	228,293	5.4%

Seymour Holtzman Evelyn Holtzman Jewelcor Management, Inc. S.H. Holdings, Inc. Jewelcor Inc. Holtzman Opportunity Fund, L.P. SH Independence LLC Holtzman Financial Advisors, LLC Jewelcor Investments, LLC c/o Jewelcor Companies 100 N. Wilkes Barre Blvd. Wilkes Barre, PA 18702(3)	303,493	7.2%

First PacTrust Bancorp, Inc. 401(k) Employee Stock Ownership Plan 610 Bay Boulevard Chula Vista, CA 91910(4)	472,969	10.7%

Directors and Named Executive Officers(5)

Alvin L. Majors, Chairman of the Board	100,815	2.4%

Hans R. Ganz, President, Chief Executive Officer and Director	254,456	5.8%

Francis P. Burke, Director	78.696	1.8%

Kenneth W. Scholz, Director	88,997	2.1%

Donald A. Whitacre, Director	70,050	1.6%

James P. Sheehy, Executive Vice President, Secretary and Treasurer	88.971	2.1%

Melanie M. Yaptangco, Executive Vice President, Lending	115,881	2.7%

Directors and executive officers of First PacTrust Bancorp, Inc. as a group (11 persons)(6)	942,966	20.3%

__________________
(1)	As reported by Investors of America Limited Partnership, First Capital America, Inc., James F. Dierberg, Trustee, and James F. Dierberg II in an amendment to Schedule 13D dated February 11, 2010. Investors of America Limited Partnership reported sole voting and investment power over 122,000 shares. First Capital America, Inc. reported sole voting and investment power over 268,000 shares. James F. Dierberg, Trustee, reported sole voting and investment power over 43,680 shares and James F. Dierberg II reported sole voting and investment power over 0 shares.

(2)
As reported by First Manhattan Co. in an amended Schedule 13G dated February 11, 2010. First Manhattan Co. reported sole voting power over 202,103 shares, shared voting power over 0 shares, sole investment power over 202,103 shares and shared investment power over 26,190 shares.

(3)
The above information regarding beneficial ownership by Seymour Holtzman, Evelyn Holtzman, Jewelcor Management, Inc., S.H. Holdings, Inc. and Jewelcor Inc. was reported by them in an amendment to Schedule 13D dated February 2, 2007. Seymour Holtzman reported sole voting and sole dispositive power over 303,493 shares and shared voting and shared dispositive power over 0 shares. Evelyn Holtzman reported sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. Jewelcor Management, Inc. reported sole voting and sole dispositive power over 274,793 shares and shared voting and shared dispositive power over 0 shares. S.H. Holdings, Inc. reported sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. Jewelcor Inc. reported sole voting and sole dispositive power over 0 shares and shared voting and shared dispositive power over 0 shares. Holtzman Opportunity Fund, L.P. reported sole voting and sole dispositive power over 28,700 shares and shared voting and shared dispositive power over 0 shares. SH Independence, LLC reported sole voting and sole dispositive power over 28,700 shares and shared voting and shared dispositive power over 0 shares. Holtzman Financial Advisors, LLC reported sole voting and sole dispositive power over 28,700 shares and shared voting and shared dispositive power over 0 shares. Jewelcor Investments, LLC reported sole voting and sole dispositive power over 28,700 shares and shared voting and shared dispositive power over 0 shares.

(4)
The amount reported represents shares held by the 401(k) employee stock ownership plan ("KSOP"), 280,091 of which have been allocated to the accounts of participants under the employee stock ownership portion of the KSOP.

(5)
Includes shares held directly, as well as shares held jointly with certain family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the individual's or group members' families, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers. Included in the shares beneficially owned by the listed individuals are currently exercisable options to purchase shares of First PacTrust Bancorp common stock as follows:

Mr. Majors - 26,450	Mr. Scholz - 26,450	Mr. Sheehy - 41,200
Mr. Ganz - 132,250	Ms. Yaptangco - 45,200
Mr. Burke - 26,450	Mr. Whitacre - 26,450

(6)	This amount includes 400,546 shares of common stock subject to currently exercisable options held by directors and executive officers.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other matter properly comes before the shareholders for a vote at the Special Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Crowe Horwath LLP, our independent registered public accounting for the current year and for the year ended December 31, 2009, are not expected to attend the Special Meeting.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Date for Submission of Shareholder Proposals for Our Annual Meeting for Year Ended December 31, 2010

If you intend to present a shareholder proposal at next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 610 Bay Boulevard, Chula Vista, California  91910, no later than November 22, 2010 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's charter and bylaws and Maryland law.

To be considered for presentation at next year's annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, shareholder proposals must be received by the Company no later than January 22, 2011 and no earlier than December 23, 2010. If, however, the date of the next annual meeting is before March 24, 2011 or after June 22, 2011, proposals must instead be received by the Company no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC's website. Shareholders may also read and copy materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows us to "incorporate by reference" into this document documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document. We incorporate by reference Items 7, 7A, 8 and 9 from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Items 1, 2 and 3 of Part I of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.  Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 accompany this document.

BY ORDER OF THE BOARD OF DIRECTORS

Chula Vista, California	HANS R. GANZ
_______, 2010	President and Chief Executive Officer

ANNEX A

FIRST PACTRUST BANCORP, INC.
COMMON STOCK

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) dated as of _______, 2010 is made by and among the undersigned subscriber or subscribers (the “Subscriber”), and First PacTrust Bancorp, Inc., a Maryland corporation (the “Company”) that owns all of the issued and outstanding capital stock of Pacific Trust Bank, a federally-chartered stock  savings association (the “Bank”).

RECITALS:

WHEREAS, in connection with a contemplated recapitalization of the Company (the “Transaction”) the Company intends to conduct a private placement (the “Offering”) of newly issued shares of its common stock (as further described herein) to certain accredited investors;

WHEREAS, in order permit Subscriber and other subscribers in the Offering to structure their respective investments in the Company to ensure compliance with regulatory requirements and policies applicable to such Subscriber, the board of directors of the Company (the “Board of Directors”) intends to reclassify, pursuant to the Company’s Articles of Incorporation, as amended, such number of  shares of its common stock, par value $.01 per share (the “Voting Common Stock”) into a new class of common stock as necessary to carry out the purposes of this Agreement (the “Class B Non-Voting Common Stock” and, with the Voting Common Stock, the “Common Stock”), such Class B Non-Voting Common Stock to possess identical rights, preferences and privileges as the Voting Common Stock, except with respect to voting rights and conversion;

WHEREAS, the Company has engaged Hovde Securities, LLC as placement agent (the “Placement Agent”) (and the Placement Agent has engaged Cappello Capital Corp. to assist it in its role as Placement Agent) in the Offering; and

WHEREAS, Subscriber wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, shares of Voting Common Stock (the “Voting Shares”) and Class B Non-Voting Common Stock (the “Class B Shares”) in the aggregate numbers indicated below such Subscriber’s name on the signature page of this agreement (and subject to Section 1 hereof); and

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1.1           Sale of Securities. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing (as such term is defined in Section 3 of this Article I), the Common Stock as described herein for the for an aggregate purchase price (the “Purchase Price”) all as set forth by the Subscriber on the signature page hereto. To the extent that the gross proceeds from the Offering are less than $60,000,000.00, or that the Company has received executed counterparts to subscription agreements representing subscriptions from subscribers in the Offering to purchase shares of the Common Stock having an aggregate purchase price greater than $60,000,000.00, the actual number of shares of Common Stock purchased and received by the Subscriber may be different from the number subscribed for and, in such event, the Company may amend this Agreement to reflect the actual number so purchased and received by the Subscriber. This Offering is only being made to the Subscriber on the condition that the Subscriber qualifies as an “accredited investor” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)). To the extent that, as of and giving effect to the consummation of the Offering on the terms described herein, Subscriber would own, control or have the power to vote shares of Voting Stock (as such term is defined under the Bank Holding Company Act of 1956, as amended (and any rules and regulations promulgated thereunder, the “BHC Act”), the Change in Bank Control Act of 1978, as amended (and any rules and regulations promulgated thereunder, the “CIBC Act”), or the Home Owners Loan Act, as amended (and any rules and regulations promulgated thereunder, “HOLA”)) equal to or more than 5.0% of the aggregate number of outstanding shares of Voting Stock (the “Voting Ownership Limit”), Subscriber’s Subscription for Voting Shares in excess of the Voting Ownership Limit, unless otherwise instructed by Subscriber, shall be deemed to be, automatically and without further action on the part of Subscriber or the Company, a Subscription for Class B Shares in an amount equal to such excess.  Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Company be obligated to issue and sell to Subscriber any shares of Common Stock to the extent that, as of and giving effect to the issuance and sale of such shares of Common Stock and the issuance of the shares of Common Stock to all other investors in the Offering, Subscriber would own or control 10.0% or more of the Company’s total stockholder’s equity.  Subscriber understands that, subject only to the provisions of Articles 7 and 8 of this Agreement, Subscriber (i) is not entitled to cancel, terminate or revoke this Agreement or any of the agreements, representations or warranties of Subscriber hereunder, and (ii) acknowledges that this subscription is irrevocable. The purchase of the Common Stock is referred to in this Agreement as the “Purchase.”

1.2           Escrow of Deposit Pending Closing; Disposition of Deposit Upon Closing. The Subscriber has provided or immediately following the execution of this Agreement will provide to the Company by wire transfer immediately available funds representing ten percent (10%) of the aggregate Purchase Price (the “Deposit”). The Deposit, when received by the Company, shall be held by the Company in escrow in a segregated deposit account maintained by an independent third-party escrow agent to be designated by the Company (the “Escrow Account”), which shall bear interest from the date of deposit until the date of withdrawal at the Escrow Agent’s standard statement account savings rate as in effect from time to time. At the Closing, upon receipt from Subscriber of the Authorization pursuant to Section 1.3(a), the Company shall direct the Escrow Agent to release the Deposit and any allocable interest earned thereon from the Escrow Account to the Company. Except as otherwise provided in Sections 8.1(c) of this Agreement, if this Agreement is terminated without Closing hereunder, the Company shall repay the Deposit to the Subscriber with all interest earned thereon.

1.3           Closing. Subject to receipt of any required regulatory approvals and the other conditions to closing set forth in Article VII of this Agreement, the closing of the transactions contemplated hereunder (the “Closing”) shall occur at such date and place as shall be designated by the Company by reasonable prior written notice to the Subscriber (the “Closing Date”). Closing may be conditioned upon Subscriber’s receipt of regulatory approvals as more fully set forth in this Agreement. At the Closing:

(a)
Subscriber shall have delivered an amount equal to the Purchase Price but without duplication of the Deposit withdrawn from the Escrow Account by the Company upon the Closing, in immediately available United States funds, to an account or accounts designated in writing by the Company; provided that such delivery shall constitute Subscriber’s agreement and acknowledgement that all of the conditions specified in Section 7.2 hereof shall have been satisfied or waived by Subscriber and shall constitute authorization to the Company to direct the Escrow Agent to release the Deposit as provided in Section 1.2 hereof (the “Authorization”);

(b)
The Company shall deliver one or more Voting Common Stock certificates and, where applicable, Class B Non-Voting Common Stock certificates, as the case may be, representing the Common Stock subscribed for by Subscriber; and

(c)
The representations and warranties of the Company and Subscriber set forth in this Agreement shall be true and correct as though made on and as of the Closing Date, except to the extent that failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not and would not reasonably be expected to have a Material Adverse Effect (as defined below).

1.4           Acceptance. This Agreement shall be effective immediately upon acceptance by the Company of the Subscriber’s fully completed and executed version of the Investor Questionnaire attached hereto as Exhibit B (the “Investor Questionnaire”) and executed counterpart of this Agreement and shall thereupon be binding upon the Company and thereupon Subscriber’s firm offer herein shall be deemed accepted. Such acceptance by the Company shall be evidenced only by counter-execution and delivery of this Agreement by the Company, and the Company shall have no obligation hereunder until the Company shall have executed and delivered to the Subscriber an executed counterpart of this Agreement.

1.5           Termination.  Other than pursuant to Article VIII hereof, this Agreement may not be terminated by the Subscriber at any time following the Subscriber’s delivery of an executed counterpart of this Agreement to the Company. Subscriber understands that, subject only to the provisions of Articles VII and VIII of this Agreement, Subscriber (i) is not entitled to cancel, terminate or revoke this Agreement or any of the agreements, representations or warranties of Subscriber hereunder, and (ii) acknowledges that this subscription is irrevocable.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1           Disclosure.

(a)           “Material Adverse Effect” means a material adverse effect on (1) the business, results of operation or financial condition of the Company and the Bank taken as a whole; provided that Material Adverse Effect shall not be deemed to include the effects, to the extent such effects do not have a disproportionate impact on the Company as compared to other depository institution holding companies, of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes or proposed changes in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of all United States governmental or regulatory authorities (collectively, “Governmental Entities”), or (D) changes in the market price or trading volume of Common Stock (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change), or (2) a material and adverse effect on the legality, validity or enforceability of this Subscription Agreement, or (3) the ability of the Company or a Subscriber to consummate timely the Purchase and the other transactions contemplated by this Subscription Agreement and any other documents, agreements and instruments delivered in connection herewith, (collectively, the “Transaction Documents”).

(b)           “Previously Disclosed” information means (1) information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, or its other reports and forms filed with the Securities and Exchange Commission (the “SEC”) under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after January 1, 2010 (the “SEC Reports”) and prior to the execution and delivery of this Agreement, and if applicable, (2) information provided pursuant to this Agreement or any confidentiality agreement between the Company and the Subscriber.

(c)           Each party acknowledges that it is not relying upon any representation or warranty not set forth in the Transaction Documents. The Subscriber is aware that it will bear the economic risk of an investment in the Common Stock.

                2.2           Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Subscriber that as of the date hereof (or such other date specified herein):

(a)           Organization, Authority and Significant Subsidiary. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had or would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and the Bank, the only subsidiary  of the Company has been duly organized as a federally chartered stock savings institution, and its deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”).

(b)           Authorization of Common Stock.  The Common Stock to be issued has been duly authorized for issuance by the Company and, when duly issued and delivered by the Company against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or other similar rights.

(c)           Company Stock Options.   As of the date of this Agreement, 482,396 shares of  Common Stock are subject to outstanding options to acquire shares of Common Stock from the Company (such options, together with any similar options granted after the date hereof, “Company Stock Options”).

(d)           Securities Laws. Assuming the accuracy of the representations and warranties made by Subscriber contained herein and similar representations by the other investors in the Offering, the offer and sale of the Common Stock to Subscriber in the manner contemplated by this Agreement, are exempt from the registration requirements of the Securities Act and any other applicable laws.

(e)           Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery of this Agreement by the Subscriber, this Agreement will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally or the rights of creditors of financial institutions, the accounts of whose subsidiaries are insured by the FDIC and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”).

(f)            No Material Adverse Effect. Since December 31, 2009, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(g)           Reports.

(1)           Since December 31, 2009, the Company has timely filed all SEC Reports and, as of their respective filing dates, such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading.

    (2)           Since December 31, 2009, the Company and the Bank have filed all reports, registrations and statements, together with any required amendments thereto, that was required to be filed with the Office of Thrift Supervision (the “OTS”) and any other applicable federal or state banking authorities, except where the failure to file any such report, registration or statement, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the OTS and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failures that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(h)           No General Solicitation or General Advertising. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Common Stock.

(i)            Non-contravention.  The Company is not in violation of (i) any term of its Articles of Incorporation, as amended, or its Amended and Restated Bylaws, (ii) any agreement or instrument to which it is a party or by which it or any of its properties or assets is bound; or (iii) of any applicable law, ordinance, rule or regulation or any applicable order, judgment or decree of any court or governmental authority, except, in the case of (ii) or (iii) above, for any violations that would not, individually or in the aggregate, have a Material Adverse Effect.

(j)            Brokers.  Except as Previously Disclosed there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or other like payment as a result of the transactions contemplated by this Agreement.

(k)           No Other Agreements.  Except as Previously Disclosed or with respect to the investors designated on Schedule I hereto, none of the terms of subscription in the Offering offered to another investor therein is more favorable than any provision of this Agreement, and no such other investor has been offered any rights under any “side letter” which have not also been offered to Subscriber.

            2.3           Representations And Warranties Of The Subscriber. The Subscriber hereby represents and warrants to the Company that as of the date hereof (and, as applicable, agrees):

(a)           The Subscriber understands and acknowledges that (i) the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act, (ii) the Common Stock has not been registered under the Securities Act,  and (iii) the Company has represented to the Subscriber that the Common Stock has been offered and sold by the Company in reliance upon the foregoing exemption from registration as well as corresponding exemptions from registration under any applicable state securities laws and that the reliance on such exemptions is predicated upon the accuracy of Subscriber’s representations and warranties in this Agreement and the Investor Questionnaire.  Subscriber further understands that the shares of Common Stock to be acquired hereunder are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legends described below.  In this connection, Subscriber represents that Subscriber is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(b)           Subscriber understands and acknowledges that the certificates evidencing the Common Stock to be purchased hereunder will bear substantially the following legend

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)           The Subscriber is purchasing the Common Stock for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Common Stock pursuant to an exemption from registration available under the Securities Act or any other applicable securities law.

(d)           The Subscriber represents and warrants that neither the Company nor the Placement Agent is acting as a fiduciary or financial or investment adviser for the Subscriber.

(e)          The Subscriber represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Company, the Placement Agent or their respective legal counsel, advisors and agents and no independent counsel has been retained to represent Subscriber or any other Subscriber.

(f)            The Subscriber acknowledges that it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company, together with the representations and warranties of the Company set forth in this Agreement that the Subscriber considers sufficient for purposes of the Purchase.  The Subscriber represents and warrants that (i) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (ii) it has had a reasonable opportunity to ask questions of and receive answers from officers of the Company concerning the Company’s financial condition and results of operations and the purchase of the Common Stock, and any such questions have been answered to its satisfaction, (iii) it has had the opportunity to review all publicly available records and filings concerning the Company and the Bank and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (iv) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary. The Subscriber further represents and warrants that, except for the Company’s management, no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement or any Transaction Document.

(g)           The Subscriber represents and warrants that it is an “accredited investor” within the meaning of Rule 501 under Regulation D promulgated under the Securities Act, and that:

(1)      the information contained in the Investor Questionnaire is complete, accurate, and true in all respects, and agrees to notify and supply corrective information promptly to the Company if any such information becomes inaccurate or incomplete.

(2)      the Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Stock.

(3)      the Subscriber understands that neither the SEC, OTS, FDIC nor any securities administrator of any state has made any finding or determination relating to the fairness of this investment or recommended or endorsed, or will recommend or endorse, the offering of the securities purchased hereby.

(4)      the Subscriber acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by it and that no public solicitation or advertisement with respect to the offering of the securities purchased hereby has been made to it.

(5)      no person has made any direct or indirect representation or warranty of any kind to the Subscriber with respect to the economic return which may accrue to the Subscriber.

(6)      the Subscriber is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A promulgated under the Securities Act, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

(7)      In connection with the purchase of the Common Stock, Subscriber meets all suitability standards imposed on him or her by any applicable state securities or “blue sky” laws.

(h)           The Subscriber represents and warrants that on each day from the date on which it acquires any Common Stock through and including the date on which it disposes of all such interests, either (i) it is not (a) an “employee benefit plan” (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) which is subject to the provisions of Part 4 of Subtitle B of Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an “ERISA Plan”), (b) any other “plan” (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”)) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a “Plan”), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or (d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (a “Similar Law”); or (ii) the purchase, holding and disposition of any such Common Stock by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

(i)            The Subscriber represents and warrants that the execution, delivery, and performance by the Subscriber of this Agreement are within the powers of the Subscriber, have been duly authorized by all necessary action on the part of the Subscriber, and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound; and, if the Subscriber is not an individual, will not violate any provision of the charter documents, bylaws, indenture of trust, or partnership agreement, as applicable, of the Subscriber. The signatures on the Agreement are genuine, and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same, or, if the Subscriber is not an individual, the signatory has been duly authorized to execute the same; and the Agreement constitutes the legal, valid and binding obligations of the Subscriber, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).  To the Subscriber’s Knowledge no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Subscriber in connection with the consummation by the Subscriber of the Purchase and the other transactions contemplated by the Transaction Documents.

(j)            Except as set forth on Schedule II hereto, Subscriber hold no shares of Common Stock as of the date hereof.  The Subscriber certifies that, after giving effect to the Purchase, as of the date hereof, the Subscriber and all of its affiliates on an aggregate basis will not beneficially own, control or have the power to vote 5.0% or more of the outstanding Common Stock.  The Subscriber does not have any agreement, arrangement or understanding with any person (other than the Company) to acquire, dispose of or vote any securities of the Company.

(k)           The Subscriber acknowledges and agrees that the Offering involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Common Stock involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Subscriber’s overall commitment to investments that are not readily marketable is not, and its acquisition of the Common Stock will not cause such overall commitment to become, disproportionate to its net worth and the Subscriber has adequate means of providing for its current needs and contingencies.

(l)            The Subscriber acknowledges and agrees that once funds are transferred in payment of the Purchase Price and the other conditions to Closing are satisfied or, if waivable, waived by the Company or the Subscriber, as applicable, the Company may schedule Closing in its sole discretion and such will be immediately released to the Company upon completion of Closing.

(m)          The Subscriber acknowledges and agrees that it never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (a) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or (b) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company’s activities.

(n)          The Subscriber acknowledges and agrees that it has received the Transaction Documents, has read the Transaction Documents carefully, is fully familiar with and understands the contents of the Transaction Documents and has not relied on any representation or warranty in connection with the Offering other than those contained in the Transaction Documents and this Agreement.

(o)          The Subscriber represents and warrants that it has been given access to information regarding the Company (including the opportunity to meet with officers of the Company) and have utilized such access to its satisfaction for the purpose of obtaining such information concerning the Company and the Common Stock as the Subscriber has deemed necessary to make an investment decision.

(p)          The Subscriber acknowledges, represents and warrants that Subscriber has been informed of the FDIC Final Statement of Policy on Qualifications for Failed Bank Acquisitions (the “Statement”) and Subscriber has been advised to, and has had the opportunity to, review and understand the Statement and to determine and evaluate its prospective effect on the Purchase.  Subscriber understands and acknowledges the terms of the Statement, including the possible restrictions on transfer referred to in Article IV, below, and the other restrictions and limitations set forth therein.  Subscriber represents and warrants that Subscriber is purchasing the Common Stock subject to the effect of the Statement as it may be interpreted and applied to the Common Stock after the date of purchase and to cooperate with the Company in connection with providing such information and undertakings as may be required in order to comply with any requirements imposed.

(q)           Subscriber acknowledges and agrees that any dividends or other distributions paid to Subscriber by the Company will be paid to, and any contributions made by it to the Company will be made from, an account in Subscriber’s name unless the Company, in its sole discretion, agrees otherwise.

(r)           Subscriber agrees to provide any information requested by the Company which the Company reasonably believes will enable the Company to (i) comply with all applicable laws, rules and regulations, including without limitation any anti-money laundering and any other laws, rules and regulations applicable to the Company or to any investment held or proposed to be held by the Company, and (ii) determine whether or not Subscriber is, or will be as of Closing, an “accredited investor” as defined in Regulation D, promulgated under the Securities Act.

(s)           Subscriber acknowledges and agrees that: (i) neither the Company nor the Placement Agent has provided legal or tax advice or acted as or is an agent or employee of or has advised Subscriber in connection with the investment in the Company by Subscriber; (ii) no federal, state, local or foreign agency has passed upon the Common Stock or made any finding or determination as to the fairness of this investment and (iii) the Common Stock is not a savings account, deposit or other obligation of a depository institution and is not insured by the FDIC or any other Governmental Entity (as defined herein).

(t)           SUBSCRIBER SHOULD CHECK THE OFFICE OF FOREIGN ASSETS CONTROL WEBSITE AT WWW.TREAS.GOV/OFAC BEFORE MAKING THE FOLLOWING REPRESENTATIONS:

(i)           Subscriber understands that federal regulations and executive orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

(ii)           Subscriber represents that no portion of the Purchase Price is, or will be, directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(iii)           To the best of Subscriber’s knowledge, none of: (1) Subscriber; (2) any person controlling or controlled by Subscriber; (3) if Subscriber is a privately-held entity, any person having a beneficial interest in Subscriber; or (4) any person for whom Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective Subscriber if such prospective Subscriber cannot make the representation set forth in the preceding paragraph. Subscriber agrees to promptly notify the Company should Subscriber become aware of any change in the information set forth in these representations. Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Subscriber, by segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose Subscriber’s identity to OFAC.

(iv)           To the best of Subscriber’s knowledge, none of: (A) Subscriber; (B) any person controlling or controlled by Subscriber; (C) if Subscriber is a privately-held entity, any person having a beneficial interest in Subscriber; or (D) any person for whom Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

__________________
1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(v)           If Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(u)           Subscriber has reviewed the merits of investing in the Company and has reached its decision to invest in the Company independently from any other investors in the Company.

(v)           Except as disclosed in writing to the Company, Subscriber is not affiliated with any other investor in the Company.

(w)           Other than this Agreement, Subscriber has no agreement, arrangement or understanding with any other person for the purpose of acquiring, holding, controlling, voting, distributing or disposing of any securities of the Company.  Any such agreement, arrangement or understanding shall be subject to the prior written approval of the Company and compliance with any applicable regulatory requirements.

(x)           Subscriber (i) has no present intention of acquiring control of the Company, as “control” is defined in 12 C.F.R. Part 303, Subpart E, or 12 C.F.R. Part 574 (or any other applicable banking regulation); (ii) will not acquire control in the future without the prior approval of all applicable Government Entities; and (iii) is not participating, has not participated with, and has no current intention to participate in the future with any other investor in the Offering in any joint activity or parallel action towards a common goal between or among such investors of acquiring control of, or exerting control over, the Company.

(y)           No other person holding Common Stock or that, to the knowledge of Subscriber, presently proposes to acquire shares of Common Stock is (i) under common control with Subscriber, (ii) a controlling shareholder, partner, trustee, officer, or director of Subscriber or has policy-making functions with respect to Subscriber or (ii) advised by any investment advisor or manager who performs substantially the same services to such person as provided to Subscriber, unless, with regard to this clause (y), all such persons together with Subscriber would (A) own, control or power to vote shares of Voting Common Stock not in excess of the Voting Ownership Limit or (B) own or control no more than 24.9% of the Company’s total equity outstanding, in each case, determined immediately after giving effect to the issuance of the shares of Common Stock to all investors in the Offering.

__________________
3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(z)           Subscriber will not, without first determining whether the prior approval of any Governmental Entity is required and, if such approval is required, obtaining such approval, directly or indirectly seek to appoint any director or executive officer to the Company or otherwise attempt to direct the management or policies of the Company.  Subscriber also represents that neither it nor any Account has discussed the Purchase or the Private Placement or the contents of this Agreement with any other party or potential investors, except as expressly permitted under the terms of this Agreement.

(aa)         Subscriber has not engaged, and will not engage, as part of a group consisting of substantially the same persons as the investors in the Company, in substantially the same combination of interests, in any other banking or nonbanking activities or business ventures in the United States.

(bb)        Subscriber has not employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for Subscriber, in connection with the Purchase.

Subscriber acknowledges and agrees that the executed Investor Questionnaire is an integral part of this Agreement and shall be deemed incorporated by reference herein.

Subscriber agrees to promptly notify the Company should Subscriber become aware of any change in the information set forth in this Section 2.3 which may make any such representation contained therein to be untrue or incorrect in any material respect.

Subscriber authorizes the Placement Agent to rely on Subscriber’s representations and warranties above and in the Investor Questionnaire.

ARTICLE III

SURVIVAL

3.1           All representations, warranties, and covenants contained in this Agreement shall survive the delivery of the Common Stock to the Subscriber.

ARTICLE IV

FDIC POLICY STATEMENT RESTRICTION ON TRANSFER

4.1           The Company has been advised that the FDIC may require certain of the Company’s shareholders to agree to restrictions on the transfer of the Common Stock they own or acquire as a condition to the Company’s participation in FDIC-assisted transactions, on terms and conditions that may be comparable to those set forth in the Statement (the “FDIC Approvals”). In anticipation of that potential requirement, Subscriber agrees, intending to be legally bound, to be bound by such restriction on transfer as the FDIC may require, not to exceed three (3) years from the date of the latest of any FDIC-assisted transactions in which the Company participates (herein, the “FDIC Restriction”).

4.2           In the event that one or more FDIC Restrictions are imposed, Subscriber agrees (i) that the transfer of any shares of Common Stock then owned by Subscriber may be restricted by the Company in accordance with the terms of the FDIC Restriction, (ii) that the Company may notify its transfer agent to refuse any attempted transfer that would be inconsistent with the FDIC Restriction, (iii) that any share certificates issued to Subscriber may be legended to reflect the FDIC Restriction, and that Subscriber, on request, will surrender any share certificates held by or for the benefit of Subscriber for purposes of addition of such a legend to the certificate or certificates.

4.3           Legend.   In the event that one or more FDIC Restrictions are imposed, in addition to any other legend required by applicable law or provisions of the Company’s Articles of Incorporation or any agreement, each certificate for Common Stock shall bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN ARTICLE IV OF THE CONFIDENTIAL SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SUBSCRIBER FOR SUCH SECURITIES (“SUBSCRIPTION AGREEMENT ARTICLE IV”), RELATING TO RESTRICTIONS ON TRANSFER IN CONNECTION WITH THE ISSUER’S PARTICIPATION IN FDIC-ASSISTED TRANSACTIONS. NO TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS PERMITTED WITHOUT RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER IS PERMITTED PURSUANT TO THE PROVISIONS OF SUBSCRIPTION AGREEMENT ARTICLE IV AND ANY REQUIREMENTS OR CONDITIONS THEN IMPOSED BY THE FDIC. THE ISSUER SHALL MAKE AVAILABLE UPON REQUEST, AT NO COST TO THE HOLDER OF THIS CERTIFICATE, A COPY OF THE PROVISIONS OF SUBSCRIPTION AGREEMENT ARTICLE IV.

4.4          The provisions of this Article IV and any FDIC Restrictions shall be binding upon any transferee of any of the Common Stock or any other shares of common stock now or hereafter owned by Subscriber.

4.5           Subscriber acknowledges and agrees that in connection with any FDIC Approvals the Company may be obligated to obtain from the FDIC, to cooperate reasonably and in good faith with the Company to provide the information required to obtain such FDIC Approvals.

ARTICLE V

COVENANTS

5.1           Subscriber hereby agrees that Section 6 of the letter agreement by and between Subscriber and the Placement Agent, dated as of _________, 2010 shall be incorporated by reference into this Agreement and shall remain in effect from the date hereof until the earlier of (i) the Closing and (ii) such date that is one year from the date hereof .  This Section 5.1 shall survive any termination of this Agreement.

5.2           From and after the Closing, the Company shall not redeem or repurchase any shares of its capital stock, or take or cause to be taken any action, nor shall the Board of Directors authorize any of the foregoing, to the extent such action would, or would be reasonably likely to, result in any Subscriber or any group of Subscribers related to any Subscriber or persons acting in concert with any Subscriber to control or be deemed to control (as “control” is defined in 12 C.F.R. Part 303, Subpart E, or 12 C.F.R. Part 574) the Company or the Bank unless the Company shall have given Subscriber sixty (60) days’ prior written notice of such action, during which time Subscriber may transfer to a third party its Common Stock or otherwise restructure its investment as may be mutually agreed with the Company, in each case to the extent necessary to ensure that such Subscriber or any group of persons related to such Subscriber or persons acting in concert with such Subscriber do not control or would not be deemed to control the Company or the Bank.

5.3           As promptly as practicable following the Closing, the Company shall use its reasonable best efforts to redeem in full all of the issued and outstanding shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock Series A sold to the U.S. Treasury on November 21, 2008 (the “TARP Redemption”).

5.4           From the date of this Agreement until the earlier of (a) the Closing and (b) a termination of this Agreement in accordance with Article VIII hereof, the Company shall not and shall cause the Bank and their respective representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of providing information) the submission of any inquiries, proposals or offers that constitute or may reasonably be expected to lead to any Competing Transaction, (ii) engage in any discussions or negotiations, or provide or cause to be provided any non-public information or data relating to the Company or any the Bank in connection with, or have any discussions with any person relating to, an actual or proposed Competing Transaction, (iii) otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, offers, discussions or negotiations to make or implement any Competing Transaction or (iv) execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Competing Transaction.  As used here, the term “Competing Transaction” means any inquiry, proposal or offer, filing of any regulatory application or notice (whether in draft or final form) or disclosure of an intention to do any of the foregoing from any person relating to any (v) direct or indirect acquisition or purchase of a business that constitutes ten percent (10%) or more of the total revenues, net income, assets or deposits of the Company and the Bank taken as a whole, (w) direct or indirect acquisition or purchase of any class of debt or equity securities representing five percent (5%) or more of the voting power of the Company or the Bank, (x) issuance of any equity or debt securities by the Company or the Bank to any person or group other than pursuant to Previously Disclosed benefit plans as in effect as of the date hereof, (y) tender offer or exchange offer that if consummated would result in any person beneficially owning ten percent (10%) or more of any class of equity securities of the Company or (z) merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or the Bank, other than the Offering and the transactions contemplated by this Agreement.

5.5           The Company shall provide for the registration, offering and sale of the shares of Common Stock purchased by Subscriber hereunder in accordance with the terms of Schedule III to this Agreement.

5.6           As promptly as practicable following the TARP Redemption, the Bank shall use reasonable best efforts to enter into an agreement with each of Messrs Ganz and Sheehy, Ms. Yaptangco, Ms. Lauer, Ms. Carrillo and Ms. Goodwin (each, an “Executive”) providing for the Bank, immediately following the execution thereof, to pay to such Executive one half of the amount that would have been due to such Executive pursuant to the severance agreement by and between such Executive and the Bank (each, a “Change of Control Agreement”) had the Offering constituted a “change of control” (as defined in the applicable Change of Control Agreement) and the employment of such Executive ceased (other than as a result of a “Termination for Cause,” as defined in the applicable Change in Control Agreement), with the balance of such amount payable if the employment of such Executive actually ceases (other than as a result of a “Termination for Cause,” as defined in the applicable Change in Control Agreement), in each case during the period beginning upon the Closing and ending on the three (3) year anniversary thereof; provided that any such Executive receiving payment pursuant to this Section 5.6 shall have executed a customary waiver and release that, among other matters, provides for a waiver of any right of payment, any claim or any other compensation relating to such Executive’s Change of Control Agreement or similar agreement and with regard to the Offering.

5.7           Subject to regulatory approval, the Company shall use its reasonable best efforts to enter into an employment agreement with Gregory Mitchell (“Mitchell”), providing for Mitchell to be appointed Chief Executive Officer or President of the Company, and to appoint Mitchell to the office of Chief Executive Officer or President of the Company upon or promptly following the Closing.

5.8           If at anytime prior to the Closing, the Company becomes aware that any one or more of the other subscribers in the Offering shall fail or refuse to purchase and pay for any of shares of Common Stock which it or they have agreed to purchase in the Offering (the “Defaulted Shares”), and the failure or refusal of such subscriber or subscribers, as the case may be, to purchase and pay for the Defaulted Shares would result in aggregate gross proceeds from the sale of shares of Common Stock in the Offering of less than $60,000,000.00, the Company shall promptly notify (the “Default Notification”) Subscriber and each other non-defaulting subscriber in the Offering (the “Remaining Subscribers”).  In such event, subject to the remainder of this Section 5.8, each Remaining Subscriber shall have the right to purchase and pay for at the Closing any or all of the Defaulted Shares at a purchase price of $11.00 per Defaulted Share.  Each Remaining Subscriber may elect (an “Election”) to exercise the right to purchase and pay for Defaulted Shares by delivering written notice (each, an “Election Notice”), specifying the number of Defaulted Shares such Remaining Subscriber elects to purchase and pay for, to the Company within 24 hours after receipt of the Default Notification (the “Election Period”).  Unless otherwise agreed by the Company, failure to deliver in a timely manner an Election Notice to the Company shall be deemed to be a waiver of any right to purchase any pay for Defaulted Shares.  In the event that the Remaining Subscribers timely deliver Election Notices representing a number of shares of Common Stock greater than the number of Defaulted Shares, the number of Defaulted Shares that shall be purchased and paid for at the Closing by each Remaining Subscriber shall be reduced pro rata, based on the number of shares sought to be purchased pursuant to each such Remaining Subscriber’s Election Notice; provided, that the Company may determine, in its sole discretion, to give complete or partial preference in connection with any such pro ration to Elections made by Remaining Subscribers who would not, after giving effect to the Offering (including, for the avoidance of doubt, any purchases of Defaulted Shares), (i) own, control or have the power to vote shares of Voting Stock in excess of the Voting Ownership Limit or (ii) own or control 10.0% or more of the Company’s total stockholder’s equity; provided, further, that the Company may determine, in its sole discretion, to reject any Elections made by Remaining Subscribers who would, after giving effect to the Offering (including, for the avoidance of doubt, any purchases of Defaulted Shares), (x) own, control or have the power to vote shares of Voting Stock in excess of the Voting Ownership Limit or (y) own or control 10.0% or more of the Company’s total stockholder’s equity.  In the event that Subscriber shall purchase any Defaulted Shares pursuant to the foregoing, Subscriber’s subscription and Purchase (and related Purchase Price) shall be deemed to be, automatically and without further action on the part of Subscriber or the Company, amended accordingly for all purposes under this Agreement   Any action taken under this paragraph shall not relieve any defaulting subscriber from liability in respect of any default or breach of any such subscriber under its respective subscription agreement.

ARTICLE VI

[RESERVED]

ARTICLE VII

CLOSING CONDITIONS

7.1           The obligation of the Company to consummate the Purchase is subject to the following conditions :

(a)           the representations and warranties of Subscriber contained in Section 2.3 of this Agreement shall be true and correct on and as of Closing in all material respects (except for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date);

(b)           at or simultaneously with the Closing, the Company shall have raised gross proceeds from the sale of shares of its Common Stock in the Offering at least equal to $60,000,000.00 in the aggregate;

(c)           requisite shareholder approval required, if any, in connection with the shares of Common Stock to be sold in the Offering, including without limitation the Common Stock, for the purposes of Nasdaq Rule 5635 or any successor rule thereto shall have been obtained;

(d)           the Company shall have received all approvals, consents or non-objections of all applicable governmental agencies, authorities or instrumentalities having supervisory or regulatory authority with respect to the Company or the Bank (each, a “Governmental Entity”), including but not limited to the Board of Governors of the Federal Reserve System, the OTS and the FDIC, as applicable, that are required prior to the Closing Date for the consummation of the Offering;

(e)           the full Purchase Price shall have been received by the Company;

(f)           Subscriber shall have duly executed the Investor Questionnaire;

(g)           no proceedings shall have been initiated or threatened by any Governmental Entity or other governmental authority seeking to enjoin or otherwise restrain or to obtain an award for damages in connection with the consummation of Transaction, including without limitation the Offering and the Purchase contemplated hereby, or which would reasonably be expected to result in a Material Adverse Effect; and

(h)           no Governmental Entity shall have imposed any conditions or restrictions on the Company or the Bank that would materially adversely impact the business activities of the Company or the Bank or materially impair, impede or delay certification by the FDIC of the Bank as being eligible to bid in connection with the sale of failed depository institutions by the FDIC; and

(i)           any Interagency Notice of Change in Control with respect to the Company or the Bank required to be submitted by Subscriber or any affiliate of Subscriber pursuant to 12 U.S.C. § 1817(j) and 12 C.F.R. Part 303 required to consummate the Offering shall have received the approval or non-objection of the Bank Regulators and/or FDIC and the OTS, as applicable, to the reasonable satisfaction of the Company.

7.2           The obligation of Subscriber to deliver the Authorization and the balance of the Purchase Price to the Company pursuant to Section 1.3(a) hereof is subject to the following conditions:

(a)           the representations and warranties of the Company contained in Section 2.2 of this Agreement shall be true and correct on and as of Closing in all material respects except for those representations and warranties which are qualified by materiality, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date);

(b)           requisite shareholder approval required, if any, in connection with the shares of Common Stock to be sold in the Offering, including without limitation the Common Stock, for the purposes of Nasdaq Rule 5635 or any successor rule thereto shall have been obtained;

(c)           The Class B Non-Voting Common Stock shall have been authorized under the Articles of Incorporation, as amended, of the Company prior to the Closing;

(d)           As of and giving effect to the Closing and the consummation of the Offering on the terms described herein, and assuming that no person or entity affiliated with Subscriber or deemed to be acting in concert with Subscriber pursuant to 12 C.F.R. Part 303, Subpart E, or 12 C.F.R. Part 574 (or any other applicable banking regulation) has subscribed for any shares of Common Stock in the Offering (except to the extent that Subscriber has previously provided notice of such subscription to the Company in writing), (i) Subscriber shall not own, control or have the power to vote, shares of Voting Stock equal to 10.0% or more of the aggregate number of outstanding shares of Voting Stock; and (ii) Subscriber shall not own or control  in excess of 24.99% of the total stockholder’s equity  of the Company;

(e)           the consummation of the Offering would not result in Subscriber or any of its affiliates being deemed to have a direct or indirect controlling interest in the Company or the Bank or otherwise require any of them to register as a savings and loan holding company under the Savings and Loan Holding Company provisions of the Home Owners’ Loan Act, as amended, and Subscriber shall have received a written non-control determination from the Office of Thrift Supervision in form and substance reasonably satisfactory to Subscriber to such effect;

(f)            no proceedings shall have been initiated or threatened by any Governmental Entity or other governmental authority seeking to enjoin or otherwise restrain or to obtain an award for damages in connection with the consummation of Transaction, including without limitation the Offering and the Purchase contemplated hereby;

(g)           at or simultaneously with the Closing, the Company shall have raised gross proceeds from the sale of shares of its Common Stock in the Offering at least equal to $40,000,000.00 in the aggregate;

(h)           since the date of this Agreement, there shall not have been any Material Adverse Effect; and

(i)            no Governmental Entity shall have imposed any conditions or restrictions on the Company or the Bank that would materially adversely impact the business activities of the Company or the Bank or materially impair, impede or delay certification by the FDIC of the Bank as being eligible to bid in connection with the sale of failed depository institutions by the FDIC; and

(j)           since the date of this Agreement, there shall have been no grants or awards of Company Stock Options by the Company and the Company shall have cancelled or otherwise terminated (or shall, as soon as permitted under applicable law following the Closing Date, cancel or otherwise terminate) all Company Stock Options and the consideration paid by the Company in respect of such cancellation and/or termination shall be equal to $3.00 per Company Stock Option.

ARTICLE VIII

TERMINATION

8.1           Termination; Certain Fees.

(a)           This Agreement may be terminated prior to the Closing:

(i)       By mutual written agreement of the Company and Subscriber;

(ii)      by the Company or Subscriber, upon 15 days’ written notice to the other party, in the event that the Closing Date does not occur on or before December 31, 2010 or such later date, if any, as Subscriber and the Company agree upon in writing (as such date may be extended, the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing Date to occur on or prior to the Outside Date; or

(iii)     by the Company or Subscriber, upon written notice to the other party, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable; or

(iv)     by the Company, in its sole discretion, if on June 17, 2010 (the “Measurement Date”), other than as a result, directly or indirectly, of any actions or failures to act of the Company, the Company has not received executed counterparts to subscription agreements representing subscriptions from subscribers in the Offering to purchase shares of the Common Stock having an aggregate purchase price of at least $25,000,000.00; provided that if the Company has not provided the Subscriber with written notice of such termination within five (5) business days of the Measurement Date, the Company shall be deemed to have irrevocably waived its termination right pursuant to this clause (iv); and provided, further that upon any termination by the Company pursuant to this clause (iv), the Company must also so terminate the subscription agreements of all other subscribers with respect to the Offering concurrently with such termination.

(b)           In the event of any termination of this Agreement by the Company pursuant to clause (iv) of Section 8.1(a), the Escrow Agent shall, in accordance with the terms of the Escrow Agreement, promptly release to the Subscriber the full amount of the Deposit and any interest earned thereon as of such date.

(c)           In the event that the Offering is not consummated as a result, directly or indirectly, of a breach of this Agreement by the Company that causes or results in a failure of any of the conditions specified in Article VII hereof to be satisfied as of the Outside Date, and Subscriber has terminated this Agreement pursuant to Section 8.1(a)(ii) hereof, the Company shall pay Subscriber an aggregate fee equal to the Company Termination Fee by wire transfer of same-day funds on the first business day following the date of such termination.  For the purposes of this agreement, the term “Company Termination Fee” shall mean an amount equal to the product of (i) $1,000,000.00 and (ii) (a) the Purchase Price divided by (b) the aggregate purchase price for all shares of Common Stock subscribed for by all of the investors in the Offering.

(d)           In the event that the Offering is not consummated as a result, directly or indirectly, of a breach of this Agreement by Subscriber that causes or results in a failure of any of the conditions specified in Article VII hereof to be satisfied as of the Outside Date, and the Company has terminated this Agreement pursuant to Section 8.1(a)(ii) hereof, the Escrow Agent shall, in accordance with the terms of the Escrow Agreement, release to the Company from the Subscriber’s Deposit, an amount (the “Investor Liquidated Damages Amount”) equal to the lesser of (i) the full amount of the Deposit and (ii) the product of (A) $1,500,000.00 and (B) (I) the Purchase Price divided by (II) the aggregate purchase price for all shares of Common Stock subscribed for by all of the investors in the Offering.  The parties hereto acknowledge and agree that the Investor Liquidated Damages Amount shall constitute the Company’s sole remedy in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by Subscriber.

(e)           In the event of any termination of this Agreement as provided in Section 8.1(a), this Agreement (other than Sections 8.1(b), 8.1(c), 8.1(d), 8.1(e) and Article IX and Article X, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for breach of this Agreement prior to such termination.

ARTICLE IX

CONFIDENTIALITY

9.1           Each party agrees to keep all information furnished by another party pursuant to this Agreement confidential (“Confidential Information”) except such information that (i) is or becomes generally available to the public (other than as a result of a disclosure by the receiving party in violation of this Agreement), (ii) was available to the receiving party on a non-confidential basis prior to its disclosure by the disclosing party, (iii) becomes available to the receiving party on a non-confidential basis from a person other than the disclosing party who is not known by the receiving party to be otherwise bound by a confidentiality agreement with the disclosing party, or is not known by the receiving party to be otherwise prohibited from transmitting the information to the receiving party, (iv) the disclosing party agrees may be disclosed or (v) the receiving party is requested pursuant to, or required by, law, regulation, legal process or regulatory authority to disclose, and neither party hereto shall release or disclose such information to any other person, except its auditors, attorneys, financial advisors, or other consultants and advisors. In the event that any party is requested pursuant to, or required by, law, regulation, legal process or regulatory authority to disclose any Confidential Information, such party agrees that it will provide the other party with prompt notice of such request(s) or requirement(s) (to the extent legally permitted) to enable the non-disclosing party to seek an appropriate protective order (at the non-disclosing party’s sole cost and expense), waive compliance with the provisions of this Agreement or take other appropriate action.  Each party agrees to use its good faith efforts to assist the other party in obtaining such a protective order.  If, in the absence of a protective order or the receipt of a waiver hereunder, the disclosing party is nonetheless, in the opinion of its counsel, compelled to disclose the Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, such party, after notice to the non-disclosing party (to the extent legally permitted), may disclose such Confidential Information that the disclosing party is compelled to disclose and shall exercise all reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such disclosed Confidential Information.  For the avoidance of doubt, the Company may present this Agreement and the information provided in the Investor Questionnaire to such parties as it deems advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering.

ARTICLE X

MISCELLANEOUS

10.1        Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by confirmed facsimile transmission, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

To the Bank:	First PacTrust Bancorp, Inc.
610 Bay Boulevard
Chula Vista, California 91910

	Attention:	Hans Ganz
President and Chief Executive Officer
Fax: (619) 446-6200

To the Subscriber:	At the address set forth on the signature page hereto.

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

10.2         This Agreement shall not be changed, modified or amended except in writing and signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

10.3         Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of such Subscriber shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors and legal representatives.  The obligations of the parties may not be assigned except in the event of a merger, consolidation or other reorganization undertaken for a reason other than to assign a party’s obligation, under this Agreement.

10.4         This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein; provided, however, that, if applicable, any confidentiality agreement between the Company and the Subscriber shall remain in full force and effect except to the extent inconsistent with this Agreement.

10.5         [Reserved.]

10.6         In the event of a dispute regarding this Agreement that results in litigation or arbitration, the prevailing party, as determined by the finder of facts, shall be entitled to an award of reasonable attorneys’ fees.

10.7         Except to the extent governed by federal law applicable to national savings associations, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any right to service process in any manner permitted by law.

10.8         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

10.9         This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  Electronic transmissions of signature pages, whether via email, facsimile or other means, shall be effective as original signatures for all purposes.

10.10       In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the Company’s and the Subscriber’s rights and privileges shall be enforceable to the fullest extent permitted by law.

10.11       Except as may be required by applicable law, the Company shall not issue or make, or cause to have issued or made, any public release or announcement concerning this Agreement, including Subscriber’s identity, or the transactions contemplated hereby, including but not limited to the offering of Common Stock to any other subscriber, unless Subscriber shall have previously consented to such public release or announcement in writing, which consent may be granted or withheld in Subscriber’s sole discretion. Any such press release or public statement required by applicable law naming Subscriber shall only be made by the Company after reasonable notice and opportunity for review by Subscriber.

10.12       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, with respect to the Company to the extent shareholder approvals are required (including by virtue of Nasdaq Rule 5635 or any successor rule thereto) to consummate the Offering, taking all actions (including making all necessary filings in connection therewith) necessary, in accordance with applicable law, regulation and its certificate of incorporation and bylaws, to call and hold a shareholders meeting as promptly as reasonably practicable following the date hereof, recommending that its shareholders vote to approve the transactions contemplated by the offering at such meeting, and using its reasonable best efforts to obtain such approvals, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

10.13       The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Company.  It is accordingly agreed that Subscriber shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Company and to enforce specifically the terms and provisions of this Agreement against the Company, in addition to any other remedy to which it is entitled at law or in equity.

NOTE: YOU MUST COMPLETE AND SIGN THE INVESTOR QUESTIONNAIRE ATTACHED HERETO.

Signatures appear on the following page

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized representative as of the date set forth below.

Signature of Subscriber	Signature of Joint Subscriber, if applicable

Name of Subscriber (please print)	Name of Joint Subscriber, if applicable (pleas print)

Please indicate name and capacity of person signing above, if the Subscriber is not a natural person	Please indicate name and capacity of person signing above, if the joint Subscriber is not a natural person

Name in which shares are to be registered (if different)	Name of Joint Subscriber, if applicable (please print)

Date: ___________________________, 2010

If the Subscriber is a natural person, the Subscriber’s State of residence is:

If there are Joint Subscribers, please check one:

☐	Joint Tenants with Rights of Survivorship

☐	Tenants-in-Common

☐	Community Property

If the Subscriber is not a natural person, it:

●	is the following type of organization:

●	is organized under the laws of:

●	has its principal place of business in:

●	was formed for the purpose of:

Subscriber’s Social Security Number or EIN:

Business Address - Street	Mailing Address - Street (if different)

City State Zip Code	City State Zip Code

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Email Address:	Email Address:

Number of shares subscribed for:

Purchase Price:

You must pay the Purchase Price pursuant to the instructions to be provided by lender.  THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.  Wire funds to:

Bank: The Bank of New York Mellon
ABA Number: 021-000-018
Account name to credit: 445171
Account number to credit: First PacTrust Bancorp Subscription

NOTE: THE FOLLOWING MUST BE COMPLETED

Name of DTC Participant:

DTC Participant Number:

Subscriber’s Account Number with DTC Participant:

Accepted as of the ___ day of ___________, 2010.

FIRST PACTRUST BANCORP, INC.

By:
Hans Ganz
President and Chief Executive Officer

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:           FirstPactrust Bancorp, Inc.:

This Accredited Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the private offering by First PacTrust Bancorp, Inc., a Maryland corporation (the “Company”), of up to _____ shares of the Company’s common stock, par value $.01 per share, including, to the extent required to be issued to permit an investor to with regulatory requirements and policies applicable to such investor, an indeterminate amount of Class B non-voting common stock, par value $.01 per share, (collectively the “Common Stock”).  The Common Stock is being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Common Stock to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Common Stock will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Common Stock. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item. Please attach to this Questionnaire, if applicable, a copy of your (A) Operating or Partnership Agreement, (B) Trust Document or (C) Articles of Incorporation.

1. Background Information.

(a) Name of Individual or Investing Entity:

(b) Address:

Address for correspondence, if different:

(c) Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

(d) Description of Business:

(e) Federal Tax I.D. Number:

(f) Individual(s) authorized to execute documents on behalf of the investing entity in connection with this investment:

Name:
Position or Title:

Name:
Position or Title:

Comment: A power of attorney is required if the partnership agreement or trust agreement does not specifically authorize the above-named individual(s) to make this investment for the partnership or trust. In the case of a corporate investor, corporate resolutions authorizing this investment and specifying the individuals authorized to execute investment documents on behalf of the corporation are required to be delivered herewith.

(g) Type of Investing Entity:

Corporation
Limited Liability Company
General Partnership
Limited Partnership
Revocable Trust
Irrevocable Trust
Pension or Profit Sharing Plan or Trust (Indicate Type of Plan or Trust)
Individual Retirement Account

Comment: The beneficiary of an Individual Retirement Account also must provide a completed Questionnaire (Natural Persons).

Estate
Other

(h) Place of Organization:

(i) Date of Organization:

(j) Was the entity organized for the specific purpose of investing in the Company?

Yes____ No____

(k) Number of Equity Owners:

Comment: An “equity owner,” for the purposes of this Questionnaire, means (1) the stockholders in the case of a corporation, (2) the limited partners only in the case of a limited partnership, (3) the general partner in the case of a general partnership, (4) the grantor(s) in the case of a trust revocable at the sole option of the grantor(s), (5) the members in the case of a limited liability company, or (6) the beneficiaries in the case of other trusts or of estates.

2.  Suitable Purchasers.

All purchasers will be required to represent that they meet at least one of the following requirements.  Please indicate which of the following you meet by initialing in the space(s) provided:

(a) The individual purchaser (if a natural person) or all of the equity owners of the investing entity meet (i), (ii), (iii) or (iv) below:

___	(i)	Have an individual net worth (or joint net worth with spouse) in excess of $1,000,000;

___	(ii)
Had an individual income (not including any amounts attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two (2) calendar years and a reasonable expectation to reach the same income level in the current year;

___	(iii)	Had a joint income with a spouse in excess of $300,000 in each of the previous two (2) calendar years and a reasonable expectation to reach the same income level in the current year; or

___	(iv)	Is an executive officer or director of the Company.

(b) The purchaser is any of the following entities (indicate by initialing the appropriate line(s)):

___	(i)	A bank or savings and loan association, whether acting in its individual or fiduciary capacity.

___	(ii)	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___	(iii)	An insurance company.

___	(iv)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in said Act.

___	(v)	A Small Business Investment Company licensed by the U.S. Small Business Administration.

___	(vi)
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

___	(vii)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision with respect to this investment is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

___	(viii)	A private business development company as defined in the Investment Company Act of 1940.

___	(ix)
A corporation, Massachusetts or similar business trust or partnership, or any tax exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Common Stock of the Company, with total assets in excess of $5,000,000.

___	(x)
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring securities being acquired hereby, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Common Stock.

3.  Additional Information.

(a) If for a Trust:

A trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the trust to invest in the Common Stock.  All documentation must be complete and correct.

(b) If for a Retirement Plan:

The retirement plan must attach copies of all documents governing the retirement plan as well as all other documents authorizing the retirement plan to invest in the Common Stock.  Include, as necessary, documents defining permitted investments by the retirement plan and demonstrating the authority of the signing individual to act on behalf of the retirement plan.  All documentation must be complete and correct.

4.  Other Certification.

(a) If by a Corporation:

By signing the Signature Page to this Questionnaire, the undersigned certifies the following:

(i)	That the corporation’s purchase of the Common Stock will be solely for the corporation’s own account and not for the account of any other person or entity; and

(ii)	That the corporation’s name, address of principal office, place of incorporation and Federal taxpayer identification number, as set forth in this Questionnaire, are true, correct and complete.

(b) If by a Partnership:

By signing the Signature Page to this Questionnaire, the undersigned certifies on behalf of the subscribing partnership the following:

(i)	That the subscribing partnership’s purchase of the Common Stock will be solely for the subscribing partnership’s own account and not for the account of any other person or entity; and

(ii)	That the subscribing partnership’s name, address of principal office, place of formation and Federal taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

(c) If by a Trust (Other than a Retirement-Related Trust) or Estate:

By signing the Signature Page to this Questionnaire, the undersigned certifies the following:

(i)	That the trust’s or estate’s purchase of the Common Stock will be solely for the trust’s or estate’s own account and not for the account of any other person or entity;

(ii)
That the trust’s or estate’s purchase of the Common Stock is within the investment powers and authority of the trust or estate (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee or executor or administrator to execute this Questionnaire and the Subscription Agreement on behalf of the trust or estate;

(iii)
That the trust has not been established in connection with either (aa) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (bb) a plan described in Section 4975(e)(1) of the Internal Revenue Code;

(iv)	That the trust’s name, address of principal office, place of formation and Federal taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

(d) If by a Retirement Plan:

By signing the Signature Page to this Questionnaire, the undersigned certifies the following:

(i)	That the retirement plan’s purchase of the Common Stock will be solely for the retirement plan’s own account and not for the account of any other person or entity; and

(ii)
That the retirement plan’s governing documents duly authorize the type of investment contemplated herein and the undersigned is authorized and empowered to make such investment on behalf of the retirement plan.

(e) If by a Limited Liability Company:

By signing the Signature Page to this Questionnaire, the undersigned certifies the following:

(i)	That the limited liability company’s purchase of the Common Stock will be solely for its own account and not for the account of any other person or entity; and

(ii)
That the limited liability company’s name, address of principal office, place of organization and Federal taxpayer identification number, as set forth in this Questionnaire, are true, correct and complete.

5.  Reliance by the Company.

(a) The answers to the above questions are complete and correct and may be relied upon by the Company and its affiliates in determining whether the offering in connection with which the undersigned has executed this Questionnaire is exempt from registration under the Securities Act;

(b) The undersigned will notify the Company and its affiliates immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of the Subscription Agreement;

(c) The person signing this Questionnaire on behalf of the investing entity has been duly authorized to acquire the Common Stock and sign the Subscription Agreement on behalf of the entity and, further, that the undersigned entity has all requisite authority to purchase the Common Stock and enter into the Subscription Agreement; and

(d) The undersigned hereby certifies that they have read the entire Subscription Agreement and understand the contents thereof.

[Signature page follows]

A.	FOR EXECUTION BY AN INDIVIDUAL

By:
	Date	Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By:
	Date	Print Name:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:
	Date	Print Name:

Entity Name:

By:
	Date	Print Name:

*UNLESS (i) the trust has total assets in excess of $5,000,000; (ii) the trust was not formed for the specific purpose of acquiring the Common Stock; and (iii) the purchase by the trust is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Common Stock, the grantor(s) of the trust also must provide a completed Questionnaire (Natural Persons).

**For purposes of this Questionnaire, a purchaser’s “net worth” is equal to the excess of total assets at fair market value over total liabilities.

***For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

SCHEDULE III
REGISTRATION RIGHTS

Defined terms used but not defined in this Schedule III shall have the meaning ascribed to such terms in the agreement (including all schedules, annexes and exhibits thereto, the “Agreement”) to which this Schedule III is attached.

(a)           The Company shall use its reasonable best efforts to, as soon as practicable following the Closing Date, but in no event later than  the 30th business day following the Closing Date, but subject to delay as set forth in paragraph (c) below (in which case as soon as possible after the lapse of such postponement or suspension in accordance with the terms thereof) (the “Registration Deadline’), file with the Securities and Exchange Commission (“SEC”) a Shelf Registration Statement relating to the offer and sale from time to time of all of the Registrable Securities by Subscriber and the other subscribers in the Offering, and the direct and indirect transferees of Subscriber and such other subscribers (Subscriber, such other subscribers and such direct and indirect transferees, collectively, the “Holders”), and shall, if such Shelf Registration Statement is not automatically effective, use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as possible after filing.  Notwithstanding anything to the contrary in this paragraph (a), the Company shall not be required to register any Registrable Securities pursuant to this paragraph (a) during any period (not to exceed 180 days) following the closing of the completion of a distribution of securities offered by the Company that would cause the Company to breach a lock-up provision contained in the underwriting agreement for such distribution, and in such event the “Registration Deadline” shall be deemed automatically extended for such period.

(b)           The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Shelf Prospectus forming a part thereof to be usable by Subscriber (including by filing post-effective amendments to such Shelf Registration Statement (or a new Shelf Registration Statement if the initial Shelf Registration Statement expires)) until the earlier of (i) the date as of which all of Subscriber’s Registrable Securities have been sold (A) pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to any applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and/or (B) to the public in compliance with Rule 144 under the Securities Act and (ii) the first anniversary of the Closing (or, if Subscriber is or becomes an officer or member of the Board of Directors of the Company, the fifth anniversary of the Closing)  (such period of effectiveness, the “Shelf Period”).  The Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Subscriber thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law and except as set forth in paragraph (c) below.  The Company shall use its reasonable best efforts to meet (and continue to meet) the registrant eligibility requirements of Form S-3 during the Shelf Period.

(c)           The Company shall  not be required to effect a registration pursuant to Schedule III with respect to securities that are not Registrable Securities and shall be entitled to postpone  the filing or initial effectiveness of, or suspend the use of, a Shelf Registration Statement if the Company notifies  Subscriber in writing that in the good faith judgment of the  Chief Executive Officer or the Chief Financial Officer of the Company such registration, offering or use would be  materially detrimental  to  the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially detrimental  to the Company.  No such postponement or suspension shall exceed 60 consecutive days, no subsequent such postponement or suspension shall commence fewer than 15 days following the expiration of any preceding period, and the aggregate of all such postponements or suspensions shall not exceed 150 days in any 360-day period. Notwithstanding any other provision of this Schedule III, but subject to the obligations of the Company in paragraphs (a) and (b) above, the Registration Deadline shall be extended if, for reasons beyond the reasonable control of the Company, any of the following (an “Interruption Event”) shall occur: (i) the SEC refuses to declare the applicable Registration Statement effective; (ii) if after it has become effective, such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC such that the Registration Statement shall not be effective; or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration Statement are not satisfied and are not otherwise waived. If an Interruption Event occurs, the Registration Deadline shall automatically be extended until thirty (30) days after all Interruption Events shall have ceased.

(d)           The Company shall use its reasonable best efforts so long as a Holder owns any Registrable Securities to file the reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations adopted by the SEC thereunder, and it will take such further action as Subscriber may reasonably request, all to the extent required from time to time to enable Subscriber to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the written request of Subscriber, the Company will deliver to Subscriber a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(e)           Subscriber shall, promptly on the Company’s request, (i) furnish to the Company such information regarding Subscriber, the Registrable Securities held by Subscriber, the manner of holding any interests therein, and distribution of such Registrable Securities, as the Company may from time to time reasonably request in writing, and (ii) provide such consents as the Company may reasonably require with respect to disclosure of the content of the disclosures and any identification of Subscriber or its Registrable Securities or the circumstances in which they are held. Subscriber shall, upon receipt of any notice from the Company if  (i) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or related prospectus, (ii) the SEC issues any stop order suspending the effectiveness of a Registration Statement or initiates any proceedings for that purpose, (iii) the Company receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification, or (iv) upon the discovery, or upon the occurrence of any event, which requires that any changes be made in such Registration Statement or any related prospectus so that such Registration Statement or prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made (provided, however, that in the case of this subclause (iv), such notice need only state that an event of such nature has occurred, without describing such event), suspend the disposition of any Registrable Securities covered by such Registration Statement or prospectus until Subscriber’s receipt of the copies of a supplemented or amended prospectus or until it is advised in writing by the Company  that the use of the applicable prospectus may be resumed, and, if so directed by the Company Subscriber will deliver to the Company all copies, other than permanent file copies, then in Subscriber’s possession of any prospectus covering such Registrable Securities. If the Company shall have given any such notice during a period when a Registration Statement is effective, the Registration Deadline shall be extended by the number of days of such suspension period.

(f)           All Registration Expenses incurred in connection with any registration, qualification or compliance under this Schedule III shall be borne by the Company. All Selling Expenses incurred in connection with any registrations of its Registrable Securities hereunder, shall be borne by Subscriber. Subscriber shall not use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(g)                      (i)           Notwithstanding anything to the contrary in the Agreement, in connection with any registration under this Schedule III, the Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, Subscriber (and its officers, directors, agents, partners and employees, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), the officers, directors, agents, partners and employees of each such controlling person and any financial or investment adviser) (each, an “Registration Indemnified Party”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened), reasonable out-of-pocket costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and reasonable out-of-pocket expenses (including reasonable expenses of investigation) (collectively, “Registration Losses”), as incurred, arising out of or based upon  any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus (including the Shelf Prospectus) or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that the same arise out of or are based upon information furnished in writing to the Company by or on behalf such Registration Indemnified Party or Subscriber expressly for use therein; provided, that the foregoing indemnity agreement contained in this paragraph (g) with respect to such  Registration Statement or any preliminary, final or summary prospectus contained therein or furnished by the Company, or any amendment or supplement thereto, shall not inure to the benefit of any Registration Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, where (A) prior to the written confirmation of the sale of Registrable Securities to such person (the “Applicable Time”), the Company shall have notified such Registration Indemnified Party in writing that such  Registration Statement or prospectus contains an untrue statement of a material fact or omits to state therein a material fact necessary in order to make the statements therein not misleading, (B) such untrue statement or omission of a material fact was corrected in a further amendment or supplement to such Registration Statement or prospectus and such Registration Statement or prospectus was provided to such Registration Indemnified Party prior to the Applicable Time, (C) such corrected Registration Statement or prospectus (excluding any document incorporated by reference therein) was not conveyed by the Registration Indemnified Party to such person at or prior to the Applicable Time and (D) such loss, claim, damage or liability would not have occurred had such corrected Registration Statement or prospectus (excluding any document incorporated by reference therein) been conveyed to such person as provided for in clause (C) above. Each indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Registration Indemnified Party.

  (ii)           Subscriber agrees to, and the Company may require, as a condition to inluding any Registrable Securities of Subscriber in any Registration Statement filed pursuant to this Schedule III or to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from Subscriber and each underwriter named in any such underwriting agreement (each a “Company Indemnifying Party”), severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and all other Holders of Registrable Securities (each, a “Company Indemnitee”), against any and all Registration Losses, insofar as such Registration Losses arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Company Indemnifying Party, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representative by or on behalf the Company Indemnifying Party expressly for use therein.

  (iii)           Promptly after receipt by a Registration Indemnified Party or Company Indemnitee (each, an “Indemnified Party”) of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section, such Indemnified Party will, if a claim in respect thereof is to be made against, respectively, Company, on the one hand, or Subscriber, on the other hand (such person, the “Indemnifying Party”), give written notice to the Indemnifying Party of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its or their obligations under this Section, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable cost of investigation; provided, further, that if, in the Indemnified Party’s reasonable judgment, a conflict of interest between the Indemnified Party and the Indemnifying Party exists in respect of such claim, then such Indemnified Party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the Indemnifying Party’s expense to represent such Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the Indemnifying Party’s written consent to such judgment or settlement, which shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

  (iv)           If the indemnification provided for in this Schedule III is unavailable to an Indemnified Party with respect to any Registration Losses or is insufficient to hold such Indemnified Party harmless as contemplated therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Registration Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such Registration Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Schedule III  were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Schedule III.  Notwithstanding the provisions of this Schedule III , Subscriber shall not be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by it from the sale of any Registrable Securities (after deducting Selling Expenses)  exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Subscriber’s obligations in this Schedule III to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by or on behalf of it, and not joint.

(h)           The agreements set forth in this Schedule III shall inure to the benefit of and be binding upon the successors and assigns of each of the parties to the Agreement, including, without limitation and without the need for an express assignment or assumption, direct and indirect transferees of Subscriber’s Registrable Securities to whom the Registrable Securities have been validly transferred under the terms of the Agreement.  In furtherance, and not in limitation, of the foregoing, the Company agrees that such direct and indirect transferees shall be third party beneficiaries of the agreements set forth in this Schedule III, and each such direct or indirect transferee shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such direct or indirect transferee fulfills all of its obligations hereunder.

(i)           The agreements set forth in this Schedule III shall survive any post-Closing termination of the Agreement until the earlier of (i) three years from the Closing Date and (ii) the date on which Subscriber no longer owns any Registrable Securities.  The indemnification obligations under paragraph (f) above shall survive any post-Closing termination of the Agreement and/or this Schedule III.

As used herein, the following terms have the following meanings:

“Registrable Securities” means all shares of Voting Common Stock and Class B Non-Voting Stock (including the shares of Voting Common Stock into which shares of Class B Non-Voting Stock are convertible in the event of a Widely Disbursed Offering) issued by the Company in the Offering and any securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification.  As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by a Holder thereof shall be or have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold to the public in compliance with Rule 144 under the Securities Act or (iii) such securities shall have ceased to be outstanding.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Schedule III (whether or not any registration or prospectus becomes effective or final) including all registration, filing and listing fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of the Company’s independent accountants (including a commercially reasonable comfort letter to the extent the Registrable Securities are sold in an underwritten public offering), but shall not include Selling Expenses.

 “Registration Statement” means any registration statement of the Company under the Securities Act that permits the public offering of any of the Registrable Securities and the Shelf Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Selling Expenses” means all discounts, selling commissions, stock transfer taxes and fees and disbursements of counsel for the Subscriber and/or any underwriter applicable to the sale of Registrable Securities.

“Shelf Prospectus” means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities.  To the extent that the Company is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.

ANNEX B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAWS.

WARRANT

to Purchase Common Stock of

FIRST PACTRUST BANCORP, INC.

Date: ______, 2010

This certifies that, for value received, TCW Shared Opportunity Fund V, L.P., a Delaware limited partnership (“TCW”), together with its registered assigns (the “Holder”), is entitled to purchase, in the aggregate, up to Two Hundred Forty Thousand (240,000) fully paid and nonassessable shares (the “Warrant Shares”) of Class B Non-Voting Common Stock, par value $0.01 per share (the “Class B Common Stock”), of First PacTrust Bancorp, Inc. a Maryland corporation (the “Company”), during the Warrant Exercise Period, at the Exercise Price.  Notwithstanding the foregoing, this Warrant shall be exercisable for, in lieu of shares of Class B Common Stock, shares of common stock, par value $0.01 per share (the “Voting Common Stock”, and collectively, with the Class B Common Stock, the “Common Stock”) in accordance with terms of Section 7 hereof, and, in such event, the term “Warrant Shares” shall be deemed to include such shares of Voting Common Stock for all purposes hereunder.  This Warrant is being granted in connection with the Subscription Agreement, dated as of July [19], 2010 between TCW and the Company (the “Subscription Agreement”).  This Warrant and the Warrant Shares are entitled to the benefits of the registration rights set forth on Schedule 5.3 attached to the Subscription Agreement (the “Registration Rights Agreement”).

This Warrant is subject to the following terms and conditions:

1.  Exercisability of Warrant. Subject to the terms of this Warrant, the Holder hereof shall be entitled to exercise the Warrant, in whole or in part, at any time and from time to time during the Warrant Exercise Period.  This Warrant shall expire and no longer be exercisable as to any Warrant Share for which the Warrant has not been exercised on or prior to 5:00 p.m., New York time, on the Expiration Date in respect of such Warrant Shares, and all rights hereunder with respect to such Warrant Shares shall thereupon cease.

2.  Method of Exercise.

(a)    Subject to Section 1 hereof, this Warrant may be exercised by the Holder, in whole or in part, during the Warrant Exercise Period by (i) the payment in cash, wire transfer or certified or bank cashier’s check to the Company of the Exercise Price in respect of the Warrant Shares being purchased (which payment may also take the form of a “cashless exercise” in accordance with Section 2(e) below if so indicated on the Form of Subscription) and (ii) delivery (via facsimile or otherwise) to the Company of the Form of Subscription attached hereto.   If the original Warrant is not surrendered, properly endorsed, at the principal office of the Company concurrent with the delivery of the Form of Subscription attached hereto, the Holder will, as promptly as reasonably practicable (and in any event within five (5) business days following such date of delivery), deliver, or cause to be delivered, the original Warrant, properly endorsed, to the Company.

(b)    Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which (i) the Company shall have received payment of the Exercise Price in respect of the Warrant Shares being purchased (other than payment in the form of a “cashless exercise” in accordance with Section 2(e) below) and (ii) the Company shall have received the Form of Subscription attached hereto, all as provided in this Section 2, and the person entitled to receive the Warrant Shares being purchased shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

(c)    In the event of any exercise of this Warrant, Warrant Shares so purchased shall be delivered in book-entry form through the facilities of The Depositary Trust Company at the Company’s expense to the Holder or its designee promptly after the Warrant shall have been so exercised, and such shares shall be free of restrictive legends unless (i) a registration statement covering the resale of the Warrant Shares by the Holder is not then effective and (ii) the Warrant Shares are not eligible for re-sale pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without regard to the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such shares and without regard to volume or manner-of-sale restrictions.

(d)    Upon surrender of this Warrant following one or more partial exercises, unless this Warrant has expired, a new Warrant of like tenor representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, shall be issued to the Holder promptly thereafter.  Any such new Warrant shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the date set forth above.

(e)    Notwithstanding anything contained herein to the contrary, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value (as defined herein) of a share of Voting Common Stock as of the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that such treatment is proper under Rule 144 and any related interpretive positions of the Securities and Exchange Commission, each as in effect at the time of such exercise).

3.     Due Authorization and Issuance; Reservation of Shares. The Company covenants and agrees that any and all of the Warrant Shares issued to the Holder in accordance with the terms hereof will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from all preemptive rights of any Person and free and clear of all taxes, liens and charges with respect to such issuance. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation. The Company further covenants and agrees that during the Warrant Exercise Period, the Company will at all times have authorized and reserved for the purpose of the issue upon the exercise of this Warrant, at least the maximum number of Warrant Shares as are then issuable upon the exercise of this Warrant.

4.     Anti-Dilution Adjustments.

The Exercise Price and the number of Warrant Shares as to which this Warrant may be exercised are subject to adjustment from time to time upon the occurrence of the events set forth in this Section 4.  For purposes of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

(a)    Stock Dividends — Split-Ups.  If after the date hereof, and subject to the provisions of Section 4(f) hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b)   Aggregation of Shares.  If after the date hereof, and subject to the provisions of Section 4(f) hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c)   Adjustments for Other Distributions.  If the Company distributes to all holders of its Common Stock any of its assets (including cash, and including ordinary cash dividends) or debt securities or any rights, options or warrants to purchase debt securities, assets or other securities of the Company (other than Common Stock), the Exercise Price shall be adjusted in accordance with the following formula:

P’ = P ÷ M/(M-F)
where:
P’ = the Exercise Price immediately following the adjustment to the Exercise Price pursuant to this Section 4(c).

P = the Exercise Price immediately preceding the adjustment to the Exercise Price pursuant to this Section 4(c).

M = the Last Reported Sales Price (as defined herein) per share of Voting Common Stock on the business day immediately preceding the Announcement Date.

F = the fair market value (as determined in good faith by the Board of Directors and evidenced by a board resolution) on the Announcement Date for such distribution of the assets, securities, options, rights or warrants distributable to one share of Common Stock after taking into account, in the case of any rights, options or warrants, the consideration required to be paid upon exercise thereof.

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

This subsection (c) does not apply to any dividends or distributions made in connection with, or as part of any of the actions contemplated by Section 4(a), 4(b) or 4(d). If any adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if “F” in the above formula was the fair market value (as determined in good faith by the Board of Directors and evidenced by a board resolution) on the dividend date for such distribution of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the dividend date for such distribution.  Notwithstanding anything to the contrary contained in this subsection (c), but subject to any other agreements between the Company and Holder, if “M-F” in the above formula is less than $1.00, the Company shall, in lieu of the adjustment otherwise required by this subsection (c), distribute to the Holder, upon exercise of the Warrant, the evidences of indebtedness, assets, rights, options or warrants (or the proceeds thereof) which would have been distributed to the Holder had the Warrant been exercised immediately prior to the record date for such distribution.

(d)   Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In the event of receipt of shares of common stock of the successor or acquiring corporation or of the Company and Other Property, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective fair market values of such shares of common stock and Other Property as determined in good faith by the Board of Directors and evidenced by a board resolution.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, with modifications which shall be as equivalent as practicable to the adjustments provided for in this Section 4.  For purposes of this Section 4(d), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

(e)   Adjustments To Exercise Price.  Whenever the number of Warrant Shares is adjusted, as provided in this Section 4, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(f)    Fractional Interests.  Notwithstanding any provision contained in this Warrant, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 4, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up or down to the nearest whole number of the shares of Common Stock to be issued to the Holder.

(g)  When De Minimis Adjustment May be Deferred. No adjustment of the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(h)  Notice of Adjustment. Whenever any Exercise Price is adjusted, the Company, at its own expense, shall as promptly as reasonably practicable cause its Chief Financial Officer (or similar officer) to compute such adjustment and prepare a certificate setting forth such adjustment (including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant, as applicable), setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment.  As promptly as reasonably practicable (but in no event more than 10 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

(i)   Notice of Certain Transactions. If the Company proposes to take any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c) or (d) of this Section 4, or there is a proposal for any liquidation or dissolution of the Company, then, in each case, the Company shall deliver to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective or consummation date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall deliver the notice at least 10 days before such date.  Notwithstanding the foregoing, the Company shall only be required to deliver such notice if and to the extent the delivery of such notice would not result in the dissemination of material, non-public information to the Holder.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(j)   When Adjustment Not Required. If the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

5.    No Shareholder Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a shareholder of the Company (except to the extent that this Warrant has been duly exercised or such Holder otherwise owns any Warrant Shares) or as imposing any liabilities on such Holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

6.    Transferability. The Holder understands, acknowledges and agrees that this Warrant and the Warrant Shares into which they are exercisable have not been, and the Warrant and the Warrant Shares into which they are exercisable (except as may be set forth in the Registration Rights Agreement with respect to the Warrant Shares) will not be, registered under the Securities Act or any state securities laws, and may only be sold, offered for sale, pledged, hypothecated, transferred, assigned or otherwise disposed of in compliance with the then applicable resale requirements of the Securities Act.  Subject to the provisions of this Section 6, this Warrant is transferable, in whole or in part, when the Holder shall surrender this Warrant with a properly executed assignment, in the form attached hereto, to the Company at its principal office (or any other such office or agency as identified by the Company) whereupon the Company will forthwith issue and deliver, upon the order of the Holder, a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

7.    Exercise for Shares of Voting Common Stock.  This Warrant shall become exercisable for shares of Voting Common Stock in lieu of shares of Class B Common Stock, subject to the last sentence of this Section 7, (a) at the election of the initial Holder, TCW, from time to time if, at such time, TCW owns less than 4.99% of the aggregate outstanding shares of Voting Common Stock as a result of dilution (i.e., not as a result of transfers by TCW) after the date of this Warrant, or (b) if, and to the extent, this Warrant (or any portion hereof) is transferred by the initial Holder hereof, TCW, in a Widely Dispersed Offering.  A “Widely Dispersed Offering” is (x) a widespread public distribution, including pursuant to Rule 144 under the Securities Act; (y) a transfer in which no transferee (or group of associated transferees) would receive more than two percent (2%) of any class of securities of the Company then entitled to vote generally in the election of directors (“Voting Securities”) (including for this purpose the Warrant Shares on an as-exercised basis) or (z) a transfer to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Company without any transfer by the Holder hereof.  Notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable into that number of shares of Voting Common Stock in lieu of shares of Class B Common Stock such that, upon exercise, the registered holder, acting alone or together with any other Person that might be affiliated with such registered holder, or that may be deemed to be acting in concert with such registered holder pursuant to 12 C.F.R. Part 574 would not beneficially own more than 4.99% of the aggregate outstanding shares of Voting Common Stock.

8.    Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.    Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at TCW Shared Opportunity Fund V, L.P., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, Attn: Mr. Chad Brownstein, or, if different, its address as shown on the books of the Company, or to the Company at 610 Bay Blvd., Chula Vista, California 91910, Attn: Hans R. Ganz, President and Chief Executive Officer, or at such other address as the Company may hereafter designate.

10.  Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

11.   Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction upon receipt of reasonable and customary indemnity, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant.  Any such new Warrant shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the date set forth above.

12.  Obligations and Remedies.  The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms of this Warrant are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company (other than the obligation under Section 2(a) to pay or otherwise satisfy the total Exercise Price) or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock (whether via physical certificates or electronically, as appropriate) upon exercise of the Warrant.

13.  Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise of this Warrant, or reselling or otherwise transferring the Warrant Shares to third parties.

14.  Dispute Resolution.  In the case of a dispute as to the determination of the Exercise Price, the Fair Market Value or the Last Reported Sale Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two business days of receipt of the Form of Subscription giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price, Fair Market Value, the Last Reported Sale Price or the Warrant Shares within three business days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Exercise Price, the Fair Market Value or the Last Reported Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

15.   Definitions. The following terms shall have the meanings given to them below:

“Announcement Date” shall mean the day on which a distribution described in Section 4(c) is announced to the general public.

“Exercise Price” shall mean $11.00 per Warrant Share, subject to adjustment as provided in Section 4.

“Expiration Date” shall mean the fifth anniversary of the date hereof.

“Fair Market Value” means the fair market value of a share of Voting Common Stock as of a particular date, as determined in accordance with the following:

(i)     if the Voting Common Stock is listed or admitted for trading on a national securities exchange, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(ii)    if the foregoing clause (i) does not apply and the Voting Common Stock is traded on the OTC Bulletin Board, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(iii)   if the foregoing clauses (i) and (ii) do not apply and the Voting Common Stock is quoted in the over-the-counter market as reported in the “pink sheets”, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(iv)   if the foregoing clauses (i), (ii) and (iii) do not apply and actual transactions in the Voting Common Stock are reported through The PORTAL Market, which is operated by the Nasdaq Stock Market, Inc., the last sale price of the Voting Common Stock on such system immediately prior to (but excluding) the date in question (provided such last sale price was not on a trading day in excess of 10 trading days prior to the date in question); or

(v)    if the Fair Market Value cannot be calculated on a particular date on any of the foregoing bases, the Fair Market Value on such date shall be the fair market value of a share of Voting Common Stock as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of a share of Voting Common Stock under this clause (v), then such dispute shall be resolved pursuant to Section 14.

All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Last Reported Sales Price” of the Voting Common Stock on any particular date means:

(i)     if the Voting Common Stock is listed or admitted for trading on a national securities exchange, the last reported sale price reported on the date in question in the composite transactions for the exchange on which the Voting Common Stock is so listed; or

(ii)    if the foregoing clause (i) does not apply and the Voting Common Stock is traded on the OTC Bulletin Board, the last quoted bid price on the date in question in the over-the-counter market as reported by the OTC Bulletin Board; or

(iii)   if the foregoing clauses (i) and (ii) do not apply and the Voting Common Stock is quoted in the over-the-counter market as reported in the “pink sheets”, the last quoted bid price on the date in question; or

(iv)   if the foregoing clauses (i), (ii) and (iii) do not apply and actual transactions in the Voting Common Stock are reported through The PORTAL Market, which is operated by the Nasdaq Stock Market, Inc., the last sale price of the Voting Common Stock that is so reported on the date in question; or

(v)    if the Last Reported Sales Price cannot be calculated for the Voting Common Stock on a particular date on any of the foregoing bases, the Last Reported Sales Price of the Voting Common Stock on such date shall be as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the Last Reported Sales Price of the Voting Common Stock under this clause (v), then such dispute shall be resolved pursuant to Section 14.

 “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Shares” means shares of Common Stock.

“Warrant Exercise Period” shall mean the period beginning on the date hereof and ending on the Expiration Date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued by its officers thereunto duly authorized as of the date first written above.

FIRST PACTRUST BANCORP, INC.

By:
Hans R. Ganz
President and Chief Executive Officer

FORM OF SUBSCRIPTION

(to be signed only upon payment of the Exercise Price

pursuant to the Warrant)

To the Company:
1.           The undersigned, the holder of the within Warrant, hereby irrevocably elects to purchase ___ shares of Common Stock pursuant to the terms of the Warrant.

2.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as (check applicable ones):

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

3.           Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

4.           Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares (__________ shares of Voting Common Stock and __________ shares of Class B Common Stock) in book-entry form through the facilities of The Depositary Trust Company in accordance with the terms of the Warrant.

_______________________
_______________________
_______________________

The undersigned represents (i) that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Common Stock; and (ii) that it can bear the economic risk of its investment in the Common Stock and can afford to lose its entire investment in the Common Stock. The undersigned agrees that the Common Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such act.

The undersigned represents that it has tendered payment for such shares of Common Stock to the Company in the form indicated above.

If the number of shares of Common Stock purchased is less than all of the Warrant Shares evidenced hereby, and the undersigned is surrendering the Warrant in connection with the exercise hereof, the undersigned requests that a new Warrant representing the remaining shares of Common Stock subject to the Warrant be issued and delivered to the undersigned.

If the original Warrant is not surrendered in connection with the exercise hereof:  (i) the undersigned represents that it has not sold, assigned, pledged, transferred, hypothecated, or otherwise disposed of the original Warrant or any interest therein or represented thereby and hereby agrees to fully and forever indemnify and hold harmless the Company and each of its successors, assigns and affiliates from any loss, cost, damages or expense (including reasonable attorneys’ fees) of any kind or nature whatsoever it may hereinafter suffer or incur in connection with or as a result of the undersigned’s failure to surrender the original Warrant in connection with such exercise; and (ii) the undersigned will as promptly as reasonably practicable after the delivery of this Subscription to the Company (and in any event within five (5) business days),  deliver, or cause to be delivered, the original Warrant to the Company.

DATED:
(Signature must conform in all
respects to name of holder as
specified on the face of the Warrant)

(Address)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the attached Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to [______] Warrant Shares purchasable under the Warrant unto:

Name of Assignee	Address

(Signature must conform in all
respects to name of holder as
specified on the face of the Warrant)

[_____________________]

By:
Name:
Title:

ANNEX C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAWS.

WARRANT

to Purchase Common Stock of

FIRST PACTRUST BANCORP, INC.

Date: ______, 2010

This certifies that, for value received, COR Advisors LLC (“Cor Advisors”), a limited liability company organized under the laws of the State of Delaware (the “Holder”), is entitled to purchase, in the aggregate, up to 1,560,000.00 fully paid and nonassessable shares (the “Warrant Shares”) of Class B Non-Voting Common Stock, par value $0.01 per share (the “Class B Common Stock”) of First PacTrust Bancorp, Inc. a Maryland corporation (the “Company”), during the Warrant Exercise Period, at the Exercise Price.  Notwithstanding the foregoing, this Warrant shall be exercisable for, in lieu of shares of Class B Common Stock, shares of common stock, par value $0.01 per share (the “Voting Common Stock”, and collectively, with the Class B Common Stock, the “Common Stock”) in accordance with terms of Section 7 hereof, and, in such event, the term “Warrant Shares” shall be deemed to include such shares of Voting Common Stock for all purposes hereunder.  This Warrant is being granted in connection with the Amended and Restated Consulting and Expense Agreement, dated as of July 19, 2010 between Cor Advisors, the Company and Pacific Trust Bank (the “Consulting Agreement”).  This Warrant is entitled to the benefits of the registration rights set forth in Annex III of the Consulting Agreement (the “Registration Rights Agreement”).

This Warrant is subject to the following terms and conditions:

1.          Vesting; Exercisability of Warrant. Subject to the terms of this Warrant, the Holder hereof shall be entitled to exercise the Warrant, in whole or in part, at any time and from time to time during the Warrant Exercise Period; provided, however that the total number of Warrant Shares to which the Holder will be entitled to upon exercise of this Warrant on any date will be equal to (a) the aggregate of the Warrant Shares issuable upon exercise of this Warrant as of such date pursuant to the Vesting Schedule set forth on Exhibit A hereto (the “Vesting Schedule”) minus (b) the sum of (i) the total number of Warrant Shares previously issued upon exercise of this Warrant, and (ii) the total number of Warrant Shares with respect to which this Warrant shall have expired pursuant to the final sentence of this Section 1; provided, further, that, notwithstanding the foregoing, in the event of the consummation of a transaction or series of related transactions that constitutes a Change of Control of the Company, this Warrant shall immediately prior to such consummation (and thereafter) become exercisable for a total number of Warrant Shares equal to (a) 1,560,000.00 Warrant Shares minus (b) the sum of (i) the total number of Warrant Shares previously issued upon exercise of this Warrant, and (ii) the total number of Warrant Shares with respect to which this Warrant shall have expired pursuant to the final sentence of this Section 1; and provided, further, that at any time prior to the Final Expiration Date, the Board of Directors of the Company may elect to accelerate the Vesting Schedule in whole or in part.  This Warrant shall expire and no longer be exercisable as to any Warrant Share for which the Warrant has not been exercised on or prior to 5:00 p.m., New York time, on the Expiration Date in respect of such Warrant Shares, and all rights hereunder with respect to such Warrant Share shall thereupon cease.

2. Method of Exercise.

(a)        Subject to Section 1 hereof, this Warrant may be exercised by the Holder, in whole or in part, during the Warrant Exercise Period by (i) the payment in cash, wire transfer or certified or bank cashier’s check to the Company of the Exercise Price in respect of the Warrant Shares being purchased (which payment may also take the form of a “cashless exercise” in accordance with Section 2(e) below if so indicated on the Form of Subscription) and (ii) delivery (via facsimile or otherwise) to the Company of the Form of Subscription attached hereto.   If the original Warrant is not surrendered, properly endorsed, at the principal office of the Company concurrent with the delivery of the Form of Subscription attached hereto, the Holder will, as promptly as reasonably practicable (and in any event within five (5) business days following such date of delivery), deliver, or cause to be delivered, the original Warrant, properly endorsed, to the Company.

(b)        Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which (i) the Company shall have received payment of the Exercise Price in respect of the Warrant Shares being purchased (other than payment in the form of a “cashless exercise” in accordance with Section 2(e) below) and (ii) the Company shall have received the Form of Subscription attached hereto, all as provided in this Section 2, and the person entitled to receive the Warrant Shares being purchased shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

(c)        In the event of any exercise of this Warrant, Warrant Shares so purchased shall be delivered in book-entry form through the facilities of The Depositary Trust Company at the Company’s expense to the Holder or its designee promptly after the Warrant shall have been so exercised, and such shares shall be free of restrictive legends unless (i) a registration statement covering the resale of the Warrant Shares by the Holder is not then effective and (ii) the Warrant Shares are not eligible for resale pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without regard to the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such shares and without regard to volume or manner-of-sale restrictions.

(d)        Upon surrender of this Warrant following one or more partial exercises, unless this Warrant has expired, a new Warrant of like tenor representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, shall be issued to the Holder promptly thereafter.  Any such new Warrant shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the date set forth above.

(e)        Notwithstanding anything contained herein to the contrary, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value (as defined herein) of a share of Voting Common Stock as of the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that such treatment is proper under Rule 144 and any related interpretive positions of the Securities and Exchange Commission, each as in effect at the time of such exercise).

3.          Due Authorization and Issuance; Reservation of Shares. The Company covenants and agrees that any and all of the Warrant Shares issued to the Holder in accordance with the terms hereof will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from all preemptive rights of any Person and free and clear of all taxes, liens and charges with respect to such issuance. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation. The Company further covenants and agrees that during the Warrant Exercise Period, the Company will at all times have authorized and reserved for the purpose of the issue upon the exercise of this Warrant, at least the maximum number of Warrant Shares as are then issuable upon the exercise of this Warrant.

4.          Anti-Dilution Adjustments.

The Exercise Price and the number of Warrant Shares as to which this Warrant may be exercised (for the avoidance of doubt, including with respect to Warrant Shares that are not yet exercisable pursuant to the Vesting Schedule) are subject to adjustment from time to time upon the occurrence of the events set forth in this Section 4.  For purposes of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

(a)        Stock Dividends — Split-Ups.  If after the date hereof, and subject to the provisions of Section 4(f) hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant (for the avoidance of doubt, including with respect to Warrant Shares that are not yet exercisable pursuant to the Vesting Schedule)  shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b)       Aggregation of Shares.  If after the date hereof, and subject to the provisions of Section 4(f) hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant (for the avoidance of doubt, including with respect to Warrant Shares that are not yet exercisable pursuant to the Vesting Schedule) shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c)        Adjustments for Other Distributions.  If the Company distributes to all holders of its Common Stock any of its assets (including cash, and including ordinary cash dividends) or debt securities or any rights, options or warrants to purchase debt securities, assets or other securities of the Company (other than Common Stock), the Exercise Price shall be adjusted in accordance with the following formula:

P’ = P ÷ M/(M-F)
where:
P’ = the Exercise Price immediately following the adjustment to the Exercise Price pursuant to this Section 4(c).

P = the Exercise Price immediately preceding the adjustment to the Exercise Price pursuant to this Section 4(c).

M = the Last Reported Sales Price (as defined herein) per share of Voting Common Stock on the business day immediately preceding the Announcement Date.

F = the fair market value (as determined in good faith by the Board of Directors and evidenced by a board resolution) on the Announcement Date for such distribution of the assets, securities, options, rights or warrants distributable to one share of Common Stock after taking into account, in the case of any rights, options or warrants, the consideration required to be paid upon exercise thereof.

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately prior to the ex-dividend date for such distribution.

This subsection (c) does not apply to any dividends or distributions made in connection with, or as part of any of the actions contemplated by Section 4(a), 4(b) or 4(d). If any adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if “F” in the above formula was the fair market value (as determined in good faith by the Board of Directors and evidenced by a board resolution) on the dividend date for such distribution of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the dividend date for such distribution.  Notwithstanding anything to the contrary contained in this subsection (c), but subject to any other agreements between the Company and Holder, if “M-F” in the above formula is less than $1.00, the Company shall, in lieu of the adjustment otherwise required by this subsection (c), distribute to the Holder, upon exercise of the Warrant, the evidences of indebtedness, assets, rights, options or warrants (or the proceeds thereof) which would have been distributed to the Holder had the Warrant been exercisable and exercised immediately prior to the record date for such distribution.

(d)        Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities, assets, property or indebtedness of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (for the avoidance of doubt, including with respect to Warrant Shares that are not yet exercisable pursuant to the Vesting Schedule).  In the event of receipt of shares of common stock of the successor or acquiring corporation or of the Company and Other Property, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective fair market values of such shares of common stock and Other Property as determined in good faith by the Board of Directors and evidenced by a board resolution.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined in good faith by the Board of Directors and evidenced by a board resolution) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, with modifications which shall be as equivalent as practicable to the adjustments provided for in this Section 4.  For purposes of this Section 4(d), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets and shall apply to any securities to be received as a result of the foregoing.

(e)        Adjustments To Exercise Price.  Whenever the number of Warrant Shares is adjusted, as provided in this Section 4, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(f)         Fractional Interests.  Notwithstanding any provision contained in this Warrant, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 4, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up or down to the nearest whole number of the shares of Common Stock to be issued to the Holder.

(g)        When De Minimis Adjustment May be Deferred. No adjustment of the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(h)        Notice of Adjustment. Whenever any Exercise Price is adjusted, the Company, at its own expense, shall as promptly as reasonably practicable cause its Chief Financial Officer (or similar officer) to compute such adjustment and prepare a certificate setting forth such adjustment (including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant, as applicable), setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment.  As promptly as reasonably practicable (but in no event more than 10 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

(i)         Notice of Certain Transactions. If the Company proposes to take any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c) or (d) of this Section 4, or there is a proposal for any liquidation or dissolution of the Company, then, in each case, the Company shall deliver to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective or consummation date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall deliver the notice at least 10 days before such date.  Notwithstanding the foregoing, the Company shall only be required to deliver such notice if and to the extent the delivery of such notice would not result in the dissemination of material, non-public information to the Holder.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(j)        When Adjustment Not Required. If the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

5.         No Shareholder Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a shareholder of the Company (except to the extent that this Warrant has been duly exercised or such Holder otherwise owns any Warrant Shares) or as imposing any liabilities on such Holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

6.         Transferability. The Holder understands, acknowledges and agrees that this Warrant and the Warrant Shares into which they are exercisable have not been, and the Warrant and the Warrant Shares into which they are exercisable (except as may be set forth in the Registration Rights Agreement with respect to the Warrant Shares) will not be, registered under the Securities Act or any state securities laws, and may only be sold, offered for sale, pledged, hypothecated, transferred, assigned or otherwise disposed of in compliance with the then applicable resale requirements of the Securities Act.  Subject to the provisions of this Section 6, this Warrant is transferable, in whole or in part, when the Holder shall surrender this Warrant with a properly executed assignment, in the form attached hereto, to the Company at its principal office (or any other such office or agency as identified by the Company) whereupon the Company will forthwith issue and deliver, upon the order of the Holder, a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

7.         Exercise for Shares of Voting Common Stock.  This Warrant shall in no event be exercisable by the initial Holder hereof, Cor Advisors, for shares of Voting Common Stock.  This Warrant shall become exercisable for shares of Voting Common Stock in lieu of shares of Class B Common Stock if, and to the extent, this Warrant (or any portion hereof) is transferred by the initial Holder hereof, Cor Advisors, in a Widely Dispersed Offering.  A “Widely Dispersed Offering” is (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act; (b) a transfer in which no transferee (or group of associated transferees) would receive more than two percent (2%) of any class of securities of the Company then entitled to vote generally in the election of directors (“Voting Securities”) (including for this purpose the Warrant Shares on an as-exercised basis) or (c) a transfer to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Company without any transfer by the Holder hereof.  Notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable into that number of shares of Voting Common Stock in lieu of shares of Class B Common Stock such that, upon exercise, the registered holder, acting alone or together with any other Person that might be affiliated with such registered holder, or that may be deemed to be acting in concert with such registered holder pursuant to 12 C.F.R. Part 574 would not beneficially own more than 4.9% of the aggregate outstanding shares of Voting Common Stock.

8.          Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.          Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at COR Advisors LLC c/o COR Capital LLC, 233 Wilshire Blvd., Suite 830, Santa Monica, California 09401, Attn: Steven Sugarman, or, if different, its address as shown on the books of the Company, or to the Company at 610 Bay Blvd., Chula Vista, California 91910, Attn: Hans R. Ganz, President and Chief Executive Officer, or at such other address as the Company may hereafter designate.

10.        Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

11.        Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction upon receipt of reasonable and customary indemnity, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant.  Any such new Warrant shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the date set forth above.

12.       Obligations and Remedies.  The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms of this Warrant are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company (other than the obligation under Section 2(a) to pay or otherwise satisfy the total Exercise Price) or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock (whether via physical certificates or electronically, as appropriate) upon exercise of the Warrant.

13.        Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise of this Warrant, or reselling or otherwise transferring the Warrant Shares to third parties.

14.        Dispute Resolution.  In the case of a dispute as to the determination of the Exercise Price, the Fair Market Value or the Last Reported Sale Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two business days of receipt of the Form of Subscription giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price, Fair Market Value, the Last Reported Sale Price or the Warrant Shares within three business days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Exercise Price, the Fair Market Value or the Last Reported Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business says from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

15.        Definitions. The following terms shall have the meanings given to them below:

“Announcement Date” shall mean the day on which a distribution described in Section 4(c) is announced to the general public.

 “Change of Control” shall mean, other than, for the avoidance of doubt, the Transaction (as defined in the Consulting Agreement), (A) the acquisition by any person or group (within the meaning given in Sections 13(d)(3) and 14(d)(2) of Securities Exchange Act or 1934, as amended the “Exchange Act”) of beneficial ownership (within the meaning of the Exchange Act) of two-thirds or more (on a fully diluted basis) of (x) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise or settlement of any similar right to acquire such Common Stock or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Bancorp Voting Securities”), in each case other than (I) any acquisition by the Company or any of its affiliates, (II) any acquisition directly from the Company, (III) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate or (IV) any acquisition by any person that complies with clauses (I), (II) and (III) of subsection (B) of this paragraph; or (B) the consummation of a merger, consolidation, statutory share exchange, a sale or other disposition of all or substantially all of the assets of the Company or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless immediately following such Business Combination, (I) more than two-thirds of the total voting power of the entity resulting from such Business Combination  (the “Surviving Company”) or the parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities that has beneficial ownership of sufficient voting securities eligible elect a majority of the directors of the Surviving Company (the “Parent Company”) is represented by Outstanding Bancorp Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Bancorp Voting Securities were converted pursuant to such Business Combination) and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Bancorp Voting Securities among the holders thereof immediately prior to the Business Combination, (II) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company), is or becomes the beneficial owner, directly or indirectly, of two-thirds or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (III) at least two-thirds of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were members of the board of directors of the Company at the time of the at the time of the board’s approval of the execution of the initial agreement providing for such business combination..

“Exercise Price” shall mean $11.00 per Warrant Share, subject to adjustment as provided in Section 4.

“Expiration Date” shall mean with respect to any Warrant Share, the fifth anniversary of the Vesting Date of the Warrant in respect of such Warrant Share.

“Fair Market Value” means the fair market value of a share of Voting Common Stock as of a particular date, as determined in accordance with the following:

(i)          if the Voting Common Stock is listed or admitted for trading on a national securities exchange, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(ii)         if the foregoing clause (i) does not apply and the Voting Common Stock is traded on the OTC Bulletin Board, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(iii)        if the foregoing clauses (i) and (ii) do not apply and the Voting Common Stock is quoted in the over-the-counter market as reported in the “pink sheets”, the average of the closing prices of the Voting Common Stock for the five consecutive trading days immediately prior to (but excluding) the date in question; or

(iv)        if the foregoing clauses (i), (ii) and (iii) do not apply and actual transactions in the Voting Common Stock are reported through The PORTAL Market, which is operated by the Nasdaq Stock Market, Inc., the last sale price of the Voting Common Stock on such system immediately prior to (but excluding) the date in question (provided such last sale price was not on a trading day in excess of 10 trading days prior to the date in question); or

(v)         if the Fair Market Value cannot be calculated on a particular date on any of the foregoing bases, the Fair Market Value on such date shall be the fair market value of a share of Voting Common Stock as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of a share of Voting Common Stock under this clause (v), then such dispute shall be resolved pursuant to Section 14.

All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Final Expiration Date” shall mean the five-year anniversary of the final Vesting Date pursuant to the Vesting Schedule.

“Last Reported Sales Price” of the Voting Common Stock on any particular date means:

(i)          if the Voting Common Stock is listed or admitted for trading on a national securities exchange, the last reported sale price reported on the date in question in the composite transactions for the exchange on which the Voting Common Stock is so listed; or

(ii)         if the foregoing clause (i) does not apply and the Voting Common Stock is traded on the OTC Bulletin Board, the last quoted bid price on the date in question in the over-the-counter market as reported by the OTC Bulletin Board; or

(iii)        if the foregoing clauses (i) and (ii) do not apply and the Voting Common Stock is quoted in the over-the-counter market as reported in the “pink sheets”, the last quoted bid price on the date in question; or

(iv)        if the foregoing clauses (i), (ii) and (iii) do not apply and actual transactions in the Voting Common Stock are reported through The PORTAL Market, which is operated by the Nasdaq Stock Market, Inc., the last sale price of the Voting Common Stock that is so reported on the date in question; or

(v)         if the Last Reported Sales Price cannot be calculated for the Voting Common Stock on a particular date on any of the foregoing bases, the Last Reported Sales Price of the Voting Common Stock on such date shall be as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the Last Reported Sales Price of the Voting Common Stock under this clause (v), then such dispute shall be resolved pursuant to Section 14.

 “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Shares” means shares of Common Stock.

 “Vesting Date” shall mean, with respect to any Warrant Share, the date on which this Warrant becomes immediately exercisable for such Warrant Share in accordance with the Vesting Schedule.

“Warrant Exercise Period” shall mean the period beginning on the date hereof and ending on the Final Expiration Date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued by its officers thereunto duly authorized as of the date first written above.

FIRST PACTRUST BANCORP, INC.

By:
Hans R. Ganz
President and Chief Executive Officer

FORM OF SUBSCRIPTION

(to be signed only upon payment of the Exercise Price
pursuant to the Warrant)

To the Company:

1.           The undersigned, the holder of the within Warrant, hereby irrevocably elects to purchase ___ shares of Common Stock pursuant to the terms of the Warrant.

2.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as (check applicable ones):

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

3.           Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

4.           Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares (__________ shares of Voting Common Stock and __________ shares of Class B Common Stock) in book-entry form through the facilities of The Depositary Trust Company in accordance with the terms of the Warrant.

_______________________
_______________________
_______________________

The undersigned represents (i) that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Common Stock; and (ii) that it can bear the economic risk of its investment in the Common Stock and can afford to lose its entire investment in the Common Stock. The undersigned agrees that the Common Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such act.

The undersigned represents that it has tendered payment for such shares of Common Stock to the Company in the form indicated above.

If the number of shares of Common Stock purchased is less than all of the Warrant Shares evidenced hereby, and the undersigned is surrendering the Warrant in connection with the exercise hereof, the undersigned requests that a new Warrant representing the remaining shares of Common Stock subject to the Warrant be issued and delivered to the undersigned.

If the original Warrant is not surrendered in connection with the exercise hereof:  (i) the undersigned represents that it has not sold, assigned, pledged, transferred, hypothecated, or otherwise disposed of the original Warrant or any interest therein or represented thereby and hereby agrees to fully and forever indemnify and hold harmless the Company and each of its successors, assigns and affiliates from any loss, cost, damages or expense (including reasonable attorneys’ fees) of any kind or nature whatsoever it may hereinafter suffer or incur in connection with or as a result of the undersigned’s failure to surrender the original Warrant in connection with such exercise; and (ii) the undersigned will as promptly as reasonably practicable after the delivery of this Subscription to the Company (and in any event within five (5) business days),  deliver, or cause to be delivered, the original Warrant to the Company.

DATED:
(Signature must conform in all
respects to name of holder as
specified on the face of the Warrant)

(Address)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the attached Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant unto:

Name of Assignee	Address

(Signature must conform in all
respects to name of holder as
specified on the face of the Warrant)

[_____________________]

By:
Name:
Title:

Exhibit A

Vesting Schedule

Subject to adjustment pursuant to Section 4 of this Warrant, this Warrant shall be exercisable for One Hundred Fifty Thousand (130,000) Warrant Shares from and after the date hereof.

Subject to adjustment pursuant to Section 4 of this Warrant, this Warrant shall become exercisable for an additional One Million Four Hundred Thirty Thousand (1,430,000) Warrant Shares in the aggregate, in eleven (11) equal increments, on the last day of each of the first eleven (11) calendar quarterly periods ending subsequent to the date hereof.

REVOCABLE PROXY

FIRST PACTRUST BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS

________, 2010

The undersigned hereby appoints the members of the Board of Directors of First PacTrust Bancorp, Inc. (the “Company”), and their survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the Special Meeting, all the shares of Company common stock held of record by the undersigned at the close of business on ______, 2010, at the special meeting of shareholders of the Company (the “Special Meeting”) to be held on _______, 2010, at __:__ _.m. local time, at ______________, _____, California, and at any and all adjournments or postponements thereof.  The Board of Directors recommends a vote "FOR" each of the listed proposals.

		FOR	AGAINST	ABSTAIN
1.	To approve, for purposes of NASDAQ Listing Rule 5635, the issuance of shares of the Company’s common stock, Warrants to purchase common stock and shares of common stock issuable upon exercise of the Warrants as described in the Company’s proxy statement for the Special Meeting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient proxies given prior to the time of the Special Meeting to constitute a quorum for purposes of the Special Meeting or insufficient votes to adopt Proposal 1 above.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS, AS PROXY FOR THE SHAREHOLDER, IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.  If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of copies of the Company’s Notice of the Special Meeting, the Company’s Proxy Statement for the Special Meeting, the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2010.

Dated:	______________________

	______________________ PRINT NAME OF SHAREHOLDER	______________________ PRINT NAME OF SHAREHOLDER

	______________________ SIGNATURE OF SHAREHOLDER	______________________ SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears above on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE